Cross Reference Sheet
            Pursuant to Rule 481(a) under the Securities Act of 1933


                                                      Proxy
Statement/
Part A     Form N-14 Item No.                         Prospectus Caption

Item 1.    Beginning of Registration                  Cover Page
           Statement and Outside Front
           Cover Page of Prospectus

Item 2.    Beginning and Outside Back                 Table of Contents
           Cover Page of Prospectus

Item 3.    Fee Table, Synopsis Information            Synopsis; Comparison of
           and Risk Factors                           Principal Risk Factors

Item 4.    Information About The Transaction          Synopsis; The Proposed
                                                      Transaction; General
                                                      Information

Item 5.    Information About The                      Additional Information
           Registrant*                                about The Vintage Funds
                                                      Fiduciary Value Fund;
                                                      Miscellaneous

Item 6.    Information About the Company              Miscellaneous
           Being Acquired

Item 7.    Voting Information                         Voting Information; The
                                                      Proposed Transaction

Item 8.    Interest of Certain Persons                Not Applicable
           and Experts

Item 9.    Additional Information                     Not Applicable
           Required for Reoffering by
           Persons Deemed to be Underwriters

* The Registrant has not commenced operations and, therefore, the information required by Item 5A of Form N1-A is not applicable.

                                                      Statement of Additional
Part B      Form N-14 Item No.                        Information Caption

Item 10.  Cover Page                                  Cover Page

Item 11.  Table of Contents                           Table of Contents

Item 12.  Additional Information                      Introduction; Additional
          About the Registrant                        Information about
                                                      Fiduciary Value Fund

Item 13.  Additional Information About                Not Applicable
          the Company Being Acquired

Item 14.  Financial Statements                        Financial Statements

Part C
Information required to be included in Part C is set forth under the appropriate item in Part C of this Registration Statement.

                                          November 14, 1996


Dear Shareholder:

     Enclosed is a Prospectus/Proxy Statement asking you to vote in favor of a reorganization of The Laidlaw Covenant Fund.

     On April 17, 1996, Laidlaw Holdings Asset Management, Inc., the investment adviser of The Laidlaw Covenant Fund, informed the Board of Trustees of the Fund that it no longer wished to manage the Fund. The Trustees considered the options available to the Laidlaw Covenant Fund and determined the reorganization of the Fund into Fiduciary Value Fund to be in your best interest as shareholder.

     Fiduciary Value Fund, a series of The Vintage Funds, has an investment objective substantially similar to The Laidlaw Covenant Fund. We encourage you to read the Prospectus/Proxy Statement which provides additional details about Fiduciary Value Fund and the reasons for the reorganization. After reviewing the information carefully, the Board of Trustees of The Laidlaw Covenant Fund unanimously recommends that you vote FOR the proposed reorganization.

     YOUR VOTE IS IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE TAKE A FEW MINUTES TO REVIEW THIS MATERIAL, CAST YOUR VOTE ON THE ENCLOSED PROXY CARD AND RETURN THE PROXY CARD IN THE ENCLOSED POSTAGE-PAID ENVELOPE. YOUR PROMPT RESPONSE IS NEEDED TO AVOID COSTLY FOLLOW-UP MAILINGS.

     Thank you very much for your assistance.

                                       Sincerely,


                                      /S/ John M. Downey
                                      ____________________________
                                      John M. Downey
                                      Portfolio Manager
                                      The Laidlaw Covenant Fund

                         THE LAIDLAW COVENANT FUND
                                100 Park Avenue
                              New York, NY  10017

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                       TO BE HELD ON DECEMBER 18, 1996

               To the shareholders of The Laidlaw Covenant Fund:

     A special meeting of shareholders of The Laidlaw Covenant Fund will be held at 100 Park Avenue, New York, NY 10017 on December 18, 1996 at 4:00 p.m., to consider and vote on the following matters, all as described in the accompanying Prospectus/Proxy Statement:

     1. Approval or disapproval of an Agreement and Plan of Reorganization, included as Exhibit A to the attached Proxy Statement, under which Fiduciary Value Fund, a series of The Vintage Funds, would acquire the assets of The Laidlaw Covenant Fund in exchange solely for shares of beneficial interest in Fiduciary Value Fund and the assumption by Fiduciary Value Fund of The
Laidlaw Covenant Fund's liabilities, followed by the distribution of those shares to the shareholders of The Laidlaw Covenant Fund and the termination of that Fund.

     2. To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Trustees unanimously recommends that the shareholders approve the proposed Reorganization.

     Shareholders of record of The Laidlaw Covenant Fund as of November 14, 1996, are entitled to notice of and to vote at the meeting or any adjournment thereof.

     If you do not expect to attend the meeting in person, please complete, date, sign and mail the enclosed Proxy in the enclosed, postage paid envelope provided for that purpose.

                                       By Order of the Board of Trustees

                                       /S/ Joseph V. Del Raso
                                       _____________________________________

                                       Joseph V. Del Raso, Secretary

                                       New York, New York
                                       November 18, 1996

                          YOUR VOTE IS IMPORTANT
     TO ENSURE A QUORUM, PLEASE COMPLETE AND RETURN THE PROXY IN THE
              ENCLOSED ENVELOPE WHICH REQUIRES NO POSTAGE IF
             MAILED IN THE UNITED STATES.  IF YOU ATTEND THE
               MEETING, YOUR PROXY WILL BE RETURNED TO YOU
              UPON REQUEST TO THE SECRETARY OF THE MEETING.

                       PROSPECTUS/PROXY STATEMENT
                            NOVEMBER 18, 1996


FIDUCIARY VALUE FUND                             THE LAIDLAW COVENANT FUND
(A Series of The Vintage Funds)                  100 Park Avenue
P.O. Box 6110                                    New York, NY 10017
Indianapolis, IN  46206-6110                     1-800-275-2683


     This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of The Laidlaw Covenant Fund ("Covenant Fund") in connection with the solicitation of proxies by Covenant Fund's Board of Trustees for use at a Special Meeting of Shareholders of Covenant Fund to be held on December 18, 1996, at 4:00 p.m., and at any adjournment thereof ("Meeting").

     As more fully described in this Proxy Statement, the purpose of the Meeting is to ask shareholders to consider and approve a proposed reorganization (the "Reorganization"). Under the Reorganization, Fiduciary Value Fund ("Value Fund"), a series of The Vintage Funds ("Vintage Funds") would acquire all of the assets and liabilities of Covenant Fund in exchange solely for shares of Value Fund. Those Value Fund shares then would be distributed to the shareholders of Covenant Fund, so that each shareholder of Covenant Fund would receive a number of full and fractional shares of Value Fund having an aggregate net asset value that, on the effective date of the Reorganization, is equal to the aggregate net asset value of the shareholder's shares in Covenant Fund. Following the distribution, Covenant Fund will be terminated.

     This Proxy Statement also serves as a Prospectus of Vintage Funds under the Securities Act of 1933, as amended, for the issuance of shares of Value Fund to the current Covenant Fund shareholders upon completion of the Reorganization. Value Fund is a diversified, open-end management investment company with an investment objective that is substantially similar to that of Covenant Fund. The investment objective of Value Fund is growth of capital, current income and growth of income. There can be no assurance that Value Fund will achieve its investment objective. This Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Reorganization and Value Fund that a shareholder should know before voting or investing in the Value Fund and should be retained for future reference.

     THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE
SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


     This Proxy Statement is accompanied by the Prospectus of Value Fund, dated January 29, 1996, which is incorporated (excluding the Financial Highlights section) by this reference into this Proxy Statement. A Statement of Additional Information dated November 18, 1996 relating to the Reorganization, and including historical financial statements, has been filed with the Securities and Exchange Commission ("SEC"), and is incorporated herein by this reference. The Prospectus and Statement of Additional Information for Covenant Fund, dated April 29, 1996, and a supplement to that prospectus dated November 14, 1996, have been filed with the SEC and also are incorporated herein by this reference. Copies of these documents, as well as Covenant Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1995, may be obtained without charge, and further inquiries may be made, by writing Unified Adviser's Inc., transfer agent, at its principal executive offices or by calling Linda Lawson at 1-800-862-7283, extension 8525.

                            TABLE OF CONTENTS

VOTING INFORMATION . . . . . . . . . . . . . . . . . . . . . . . . . . . .  1

SYNOPSIS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  2
          The Proposed Reorganization. . . . . . . . . . . . . . . . . . .  2
          Comparative Fee Table  . . . . . . . . . . . . . . . . . . . . .  3
          Shareholder Transaction Expenses . . . . . . . . . . . . . . . .  4
          Annual Fund Operating Expenses . . . . . . . . . . . . . . . . .  5
          Example of Effect on Fund Expenses . . . . . . . . . . . . . . .  5
          Forms of Organization  . . . . . . . . . . . . . . . . . . . . .  5
          Investment Objectives and Policies . . . . . . . . . . . . . . .  6
          Operations of Value Fund Following the Reorganization  . . . . .  7
          Purchases, Exchanges and Redemptions . . . . . . . . . . . . . .  7
          Dividends  . . . . . . . . . . . . . . . . . . . . . . . . . . .  8
          Federal Income Tax Consequences of the Reorganization  . . . . .  8

COMPARISON OF PRINCIPAL RISK FACTORS . . . . . . . . . . . . . . . . . . .  8
          Fixed Income . . . . . . . . . . . . . . . . . . . . . . . . . .  8
          Foreign Securities . . . . . . . . . . . . . . . . . . . . . . .  9
          Hedging Strategies . . . . . . . . . . . . . . . . . . . . . . .  9
          Mutual Funds . . . . . . . . . . . . . . . . . . . . . . . . . . 10

THE PROPOSED TRANSACTION . . . . . . . . . . . . . . . . . . . . . . . . . 11
          Reorganization Plan. . . . . . . . . . . . . . . . . . . . . . . 11
          Reasons for Reorganization . . . . . . . . . . . . . . . . . . . 12
          Description of Securities to be Issued . . . . . . . . . . . . . 13
          Federal Income Tax Considerations Applicable to Each Transaction 13
          Capitalization . . . . . . . . . . . . . . . . . . . . . . . . . 14

ADDITIONAL INFORMATION ABOUT
THE VINTAGE FUNDS FIDUCIARY VALUE FUND . . . . . . . . . . . . . . . . . . 15

MISCELLANEOUS. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16
          Available Information. . . . . . . . . . . . . . . . . . . . . . 16
          Experts. . . . . . . . . . . . . . . . . . . . . . . . . . . . . 16

                           VOTING INFORMATION


     This Prospectus/Proxy Statement ("Proxy Statement") is being furnished to shareholders of The Laidlaw Covenant Fund ("Covenant Fund") in connection with the solicitation of proxies by Covenant Fund's Board of Trustees for use at a Special Meeting of Shareholders to be held on December 18, 1996, and at any adjournment thereof ("Meeting"). This Proxy Statement will first be mailed to shareholders on or about November 22, 1996.

     A majority of shares of Covenant Fund outstanding on November 14, 1996, represented in person or by proxy, must be present for the transaction of business at the Meeting. If a quorum is not present at the Meeting or a quorum is present but sufficient votes to approve the proposal are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares voted at the Meeting in person or by proxy. The persons named as proxies will vote those proxies that they are entitled to vote FOR the proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the proposal against such adjournment. A shareholder vote may be taken on the proposals in this Proxy Statement prior to any such adjournment if sufficient votes have been received and it is otherwise appropriate.

     Broker non-votes are shares held in street name for which the broker indicates that instructions have not been received from the beneficial owners or other persons entitled to vote and for which the broker does not have discretionary voting authority. Abstentions and broker non-votes will be counted as shares present for purposes of determining whether a quorum is present but will not be voted for or against the adjournment or the proposal. Accordingly, abstentions and broker non-votes effectively will be a vote against adjournment or against the proposal because the required vote is a percentage of the shares present (for adjournment) or outstanding (for the proposal).

     The individuals named as proxies on the enclosed proxy card will vote in accordance with your direction as indicated thereon if your proxy card is received properly executed by you or by your duly appointed agent or attorney-in-fact. If you sign, date and return the proxy card, but give no voting instructions, your shares will be voted in favor of approval of the Agreement and Plan of Reorganization, dated as of August 21, 1996 (the "Reorganization Plan"). A form of the Reorganization Plan is attached to this Proxy Statement as Appendix A. Under the Reorganization Plan, Fiduciary Value Fund ("Value Fund"), a series of The Vintage Funds ("Vintage Funds") would acquire the assets of Covenant Fund in exchange soley for shares of beneficial interest in Value Fund and the assumption by Value Fund of Covenant Fund's liabilities; those Value Fund shares then would be distributed to Covenant Fund's shareholders. After completion of the Reorganization, Covenant Fund will be terminated.

     In addition, if you sign, date and return the proxy card, but give no voting instructions, the duly appointed proxies may vote your shares, in their discretion, upon such other matters as may come before the Meeting. The proxy card may be revoked by giving another proxy or by letter or telegram revoking the initial proxy. To be effective, such revocation must be received by Covenant Fund prior to the Meeting and must indicate your name and account number. In addition, if you attend the Meeting in person, you may, if you wish, vote by ballot at the Meeting, thereby canceling any proxy previously given.

     Approval of the Reorganization Plan requires the affirmative vote of a majority of the outstanding shares of Covenant Fund. Each outstanding full share of Covenant Fund is entitled to one vote, and each outstanding fractional share thereof is entitled to a proportionate fractional share of one vote. As of November 14, 1996 "(Record Date"), Covenant Fund had 219,139.189 shares of beneficial interest outstanding. The solicitation of proxies, the cost of which will be borne by Laidlaw Holdings Asset Management, Inc. ("Laidlaw"), Covenant Fund's adviser, will be made primarily by mail but also may include telephone or oral communications by representatives of Unified Adviser's, Inc., Value Fund and Covenant Fund's transfer agent, and an affiliate of the Adviser. The transfer agent will not be compensated for the solicitation activities. Management does not know of any single shareholder or "group" (as that term is used in Section 13(d) of the Securities Exchange Act of 1934) who owned beneficially 5% or more of the shares of Covenant Fund as of the Record Date. Trustees and officers of Covenant Fund own in the aggregate less than 1% of the shares of their respective funds.

     As of the Record Date, Value Fund had 28,669.817 shares of beneficial interest outstanding. As of the Record Date, the following persons owned beneficially 5% or more of the shares of Value Fund: Unified Advisers, Inc., 429 N Pennsylvania Street, Indianapolis, IN 46204 - 91.25% and Vintage Advisers, Inc., 429 N Pennsylvania Street, Indianapolis, IN 46204 - 8.25%. Trustees and officers of Value Fund own in the aggregate 0% of the shares of Value Fund.

                                 SYNOPSIS

     The following is a summary of certain information contained elsewhere in this Proxy Statement, the Prospectus of Covenant Fund and Value Fund, which are incorporated herein by reference, and the Reorganization Plan and is qualified by reference to the more complete information contained in the Proxy Statement and Prospectus and Reorganization Plan. Shareholders should read this Proxy Statement and the Prospectus of Value Fund carefully. As discussed more fully below, Covenant Fund's Board of Trustees believes that the Reorganization will benefit Covenant Fund's shareholders. Covenant Fund and Value Fund have substantially similar investment objectives, although their investment policies differ in some respects.

The Proposed Reorganization

     The Board of Trustees of Covenant Fund considered and gave preliminary approval of, the Reorganization Plan at a meeting held on August 19, 1996. The Reorganization Plan was given final approval by the Board of Trustees of Covenant Fund at a meeting held on September 3, 1996. For the reasons set forth below under "The Proposed Transaction -- Reasons for the Reorganization," the Board of Trustees of Covenant Fund, including its trustees who are not "interested persons," as that term is defined in the Investment Company Act of 1940 ("1940 Act") ("Independent Trustees"), has determined that the Reorganization is in the best interests of Covenant Fund, that the terms of the Reorganization are fair and reasonable and that the interests of Covenant Fund's shareholders will not be diluted as a result of the Reorganization. Accordingly, the Board of Trustees of Covenant Fund approved the Reorganization Plan and recommends approval of the transaction to the shareholders.

     The Reorganization Plan provides for the acquisition of the assets of Covenant Fund by Value Fund, in exchange solely for shares of beneficial interest of Value Fund and the assumption by Value Fund of the liabilities of Covenant Fund. Covenant Fund will then distribute those shares to its shareholders, so that each Covenant Fund shareholder will receive the number of full and fractional shares that equals in value such shareholder's holdings in Covenant Fund as of the Closing Date (defined below). Covenant Fund then will be terminated as soon as practicable thereafter.

     Following the Reorganization, the investment policies of the Value
Fund will be modified to include the socially responsible investment policy currently followed by Covenant Fund, and Fiduciary Counsel, Value Fund's sub-adviser, will retain Laidlaw as a consultant. The consulting fee will be paid directly by the sub-adviser from its own assets and will not be an expense of the Fund. Laidlaw's duties will include the preparation of a recommended list of socially conscious companies, investment in which would be consistent with the socially responsible investment policy adopted by the Value Fund. Laidlaw will not provide investment advisory services to the Value Fund.

     The exchange of Covenant Fund's assets for Value Fund shares and Covenant Fund's assumption of its liabilities will occur as of 4:00 p.m.
on December 20, 1996 or such later date as the conditions to the closing are satisfied ("Closing Date"). The Plan provides that either Value Fund or Covenant Fund may terminate the Plan if the closing has not occurred on or before December 31, 1996. If circumstances cause the closing to be delayed beyond December 31, 1996, it is anticipated that neither Value Fund nor Covenant Fund will terminate the Plan.

Comparative Fee Table

     Certain fees and expenses that Covenant Fund shareholders pay, directly or indirectly, are different from those incurred by Value Fund shareholders. It is anticipated that, following the Reorganization, the former shareholders of Covenant Fund will, as shareholders of Value Fund, be subject to lower expenses as a percentage of net assets than those experienced by Covenant Fund.

     Vintage Advisers, Inc. (the "Adviser"), the investment adviser of Value Fund, is entitled to receive a management fee from Value Fund at an annual rate of 0.75% of Value Fund's average daily net assets. The Adviser has entered into a sub-advisory agreement with Fiduciary Counsel, Inc. ("Sub-Adviser") to manage the investment portfolio of Value Fund. The Adviser pays the Sub-Adviser an annual fee for its services. This fee is paid directly by the Adviser from its own assets and is not an expense of Value Fund. The sub-advisory fee is equal to 0.35% of Value Fund net assets up to $250 million; 0.30% of the next $250 million of net assets; and 0.25% of net assets in excess of $500 million.

     Value Fund is authorized to pay a 12b-1 fee to its distributor at an annual rate of 0.10% of its average daily net assets. Unified Management Corporation, an affiliate of the Adviser, is Value Fund's distributor. The amounts payable to the distributor during any year may be more or less than actual expenses incurred by the distributor during such year because the 12b-1 fee is a compensation type plan, not based on actual expenses.

     Other expenses of the Value Fund include fees incurred under an administration agreement and shareholder services plan. Unified Advisers, Inc., Vintage Fund's administrator, provides certain administrative personnel and services (including administration, transfer agency and fund accounting services) necessary to operate Value Fund. For its services, the administrator receives an annual fee equal to 0.435% of the Fund's average daily net assets, payable monthly, from Value Fund. Under the shareholder services plan, financial institutions, including brokers, may enter into shareholder service agreements with Vintage Funds to provide administrative support services to their clients or customers who from time to time may be owners of record or beneficial owners of the shares of Value Fund. In return for providing these support services, a financial institution may receive payments from the Fund at a rate not exceeding 0.15% of the average daily net assets of the shares beneficially owned by the financial institution's clients or customers for whom it is holder of record or with whom it has a servicing relationship.

     The Adviser has voluntarily agreed to waive its management fee to the extent necessary to cause Vintage Fund's other expenses (not including the 12b-1 fee and the shareholder service fees) to be 0.50% of its average daily net assets, resulting in total expenses of 1.50% of its daily net assets. Although the Adviser has no current intention to abandon this voluntary arrangement, the Adviser may terminate the arrangement at any time at its sole discretion.

     Laidlaw, the investment adviser of Covenant Fund, is entitled to receive a management fee from Covenant Fund at an annual rate of 1.00% of Covenant Fund's average daily net assets. Covenant Fund has no sub-adviser.

     Covenant Fund is authorized to pay a 12b-1 fee at the annual rate of up to 0.35% of Covenant Fund's average daily net assets. Of this, 0.10% is retained by Laidlaw Equities, Inc., Covenant Fund's distributor, and the remainder may be used to reimburse the distributor for expenses incurred pursuant to the 12b-1 plan. Laidlaw has undertaken to reimburse Covenant Fund for other expenses and waive its management fee to the extent necessary to cause Covenant Fund's total expenses not to exceed 2.50% of its daily net assets.

     The Value Fund charges no front end or deferred sales charge. Covenant Fund charges a front end sales load of up to 4.5% of the offering price per share.

     Following the Reorganization, the management fee for the combined fund is expected to be 0.75% of the average daily net assets, and the total operating expenses of the combined fund, including the 12b-1 fee and the shareholder service fees, is expected to be 1.50%. There is no assurance that the Adviser will continue to waive its management fee to the extent necessary to cause Value Fund's other expenses to remain at 0.50% of its daily net assets, however, it is expected that the combined fund will be of such a size that efficiencies realized through economies of scale will substantially offset any increase in total operating expenses attributable to the termination of the voluntary fee waiver.

     The following tables show (1) transaction expenses currently incurred by shareholders of each Fund and transaction expenses that each shareholder will incur after giving effect to the Reorganization, and (2) the current fees and expenses incurred for the fiscal year ended December 31, 1995 by Covenant Fund and for the fiscal year ended September 30, 1996 by Value Fund, and pro forma fees for Value Fund after giving effect to the Reorganization.


Shareholder Transaction Expenses

                                     Covenant      Value       Combined
                                     Fund          Fund        Fund

     Sales charge on purchases       4.50%         None        None
     of shares

     Sales charge on reinvested      None          None        None
     dividends

     Redemption fee or deferred      None          None        None
     sales charge

Annual Fund Operating Expenses
(as a percentage of average net assets)



                                    Covenant       Value      Combined
                                    Fund           Fund       Fund


     Management Fees                0.00%*         0.75%**    0.75%

     12b-1 Fees                     0.35%          0.10%      0.10%

     Shareholder Service Fee        0.00%          0.15%      0.15%

     Other Expenses                 2.15%*         0.50%**    0.50%

     Total Fund Operating           2.50%*         1.50%**    1.50%
     Expenses

     * Annual Fund Operating Expenses are based on Covenant Fund's actual expense incurred during the fiscal year ended December 31, 1995. Laidlaw has undertaken to reimburse Other Expenses and to waive its management fee to the extent necessary to ensure that Total Fund Operating Expenses do not exceed 2.50% of Covenant Fund's average daily net assets. Absent this reimbursement and fee waiver arrangement, the Management Fee would have been 1.00%, Other Expenses would have been 3.22%, and Total Fund Operating
          Expenses would have been 4.57% of the Fund's average daily net assets.

     ** Annual Fund Operating Expenses are based on Value Fund's actual expenses incurred during the fiscal year ended September 30, 1996. The Adviser reimbursed expenses and waived its management fee to the extent necessary to cause the Management Fees and other Expenses of Value Fund to be as indicated. Absent this voluntary reimbursement and fee waiver arrangement, the Management Fees would have been 0.75%, other expenses would have been 107.32%
          and Total Fund Operating Expenses would have been 108.32% of the Fund's average daily net assets. In this regard, shareholders should understand that the investors in Value Fund consist exclusively of affiliated persons of the Fund and that shares have not been sold generally to the public. The Fund was maintained by Vintage Funds only for future business opportunities, and total net assets never exceeded $ 200,000. Therefore, while actual expenses of the Fund were less than $ 31,000, this represented a significant percentage of Value Fund's net assets.


Example of Effect on Fund Expenses

     The following illustrates the expenses on a $1,000 investment under the fees and the expenses stated above.

                         ONE YEAR  THREE YEARS    FIVE YEARS    TEN YEARS

Covenant Fund . . . .     $69         $119          $172          $316
Value Fund  . . . . .     $15         $ 47          $ 82          $179
Combined Fund . . . .     $15         $ 47          $ 82          $179


     This Example assumes that all dividends are reinvested and that the percentage amounts listed under Annual Fund Operating Expenses remain the same in the years shown and that the shares are redeemed at the end of each time period shown. The above tables and the assumption in this Example of a 5% annual return are required by regulations of the Securities and Exchange Commission ("SEC") applicable to all mutual funds; the assumed 5% annual return is not a prediction of, and does not represent, either Fund's projected or actual performance.

     THIS EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR
FUTURE EXPENSES, AND EACH FUND'S ACTUAL EXPENSES MAY BE MORE OR LESS THAN THOSE SHOWN. The actual expenses of each Fund will depend upon, among other things, the level of its average net assets and the extent to which it incurs variable expenses, such as transfer agency costs.

Forms of Organization

     Vintage Funds and Covenant Fund are both open-end management investment companies organized as business trusts under the laws of the State of Indiana. The Declaration of Trust of both trusts authorizes the issuance of an unlimited number of shares of beneficial interest, no par value per share. On September 30, 1996, Value Fund had net assets of $156,618.00, but technically it has not commenced operations because it has not begun investing in accordance with its investment objective. Covenant Fund commenced operations on March 3, 1992, and, as of September 30, 1996, had net assets of $3,312,739.00 (unaudited). Neither trust is required to (and neither does) hold annual shareholder meetings.


Investment Objectives and Policies

     The investment objective and policies of each Fund are set forth below. There can be no assurance that either Fund will achieve its investment objective, and each Fund's net asset value fluctuates based upon changes in the value of its portfolio securities.

     Value Fund. The investment objective of the Value Fund is growth of capital, current income and growth of income. Under normal circumstances, at least 65% of the Fund's assets will consist of equity securities, including common stocks, preferred stocks, convertible securities, warrants and rights issued by corporations in any industry which may be denominated in U.S. dollars or in foreign currencies. Value Fund may also invest to a lesser extent in investment grade fixed income obligations, including unrated securities judged by the Adviser to be of comparable quality. The Fund may invest temporarily in money market instruments, including U.S. government obligations, repurchase agreements and other short-term investments.

     Following the Reorganization, Value Fund will implement a socially responsible investment policy, similar to that described below under "Covenant Fund." The Value Fund's planned implementation of a socially responsible investment policy is described below under "Operations of Value Fund Following the Reorganization."

     The Fund may invest up to 25% of its total assets in foreign securities, and the Fund may enter into foreign currency transactions to obtain the necessary currencies to settle securities transactions as well as to protect the Fund assets against adverse changes in foreign currency exchange rates or exchange control regulations.

     The Fund may invest up to 10% of its total assets in other mutual funds, and may invest up to 5% of its total assets in any one mutual fund. The Fund will invest only in other mutual funds that have an investment objective similar to the Fund, or that otherwise are permitted investments under the Fund's investment policies described in its Prospectus.

     Covenant Fund. The investment objective of Covenant Fund is to provide investors with long-term capital growth and dividend or interest income. Laidlaw, as the Fund's adviser, selects stocks from a universe of 200 securities chosen from the 1,000 largest U.S. corporations as to their socially responsible behavior. This list of 200 securities is referred to as the "Covenant 200." Responsibility encompasses such issues as customer, community, employee, competitor, supplier and shareholder relations, environmental and social issues. Once a corporation has been selected for inclusion in the Covenant 200, purshases and sales by Covenant Fund are made on the basis of traditional investment considerations by its adviser.

     Under normal circumstances, at least 65% of the Fund's assets will consist of common stocks, or securities convertible into or exchangeable for common stocks, of issuers that meet Fund's investment criteria described above. The Fund may invest in investment grade fixed income securities, including unrated securities judged by Laidlaw to be of comparable quality.

     If the Covenant 200 is expanded to include foreign issuers for temporary defensive purposes, up to 25% of the value of the Fund's assets may be invested in the securities of foreign issuers. If the Fund purchases securities denominated in foreign currencies, the Fund may purchase and sell currency futures contracts, and may engage in currency exchange transactions. In periods of market weakness as determined by Laidlaw, for temporary defensive purposes or in anticipation of otherwise investing cash positions, Covenant Fund may invest its assets in money market instruments, such as U.S. Government securities and other short-term-debt instruments, or short-term investment grade corporate bonds, or by entering into repurchase agreements with respect to such securities.

     Other Policies of The Funds. Both Funds may purchase and write call and put options on portfolio securities. Covenant Fund may also purchase and write put and call options on stock indexes, engage in futures and options on futures transactions, and may purchase and sell stock index futures contracts and options on stock index futures contracts, and may purchase and sell call and put options on foreign currency. Each Fund may lend securities from its investment portfolio, provided such loans do not exceed one-third of the value of the Fund's respective total assets. Both of the Funds may purchase securities on a forward commitment basis.


Operations of Value Fund Following the Reorganization

     Following the Reorganization, the name of the Value Fund will be changed to Laidlaw Fund. It is not expected that Value Fund will revise its investment policies following the Reorganization to reflect those of Covenant Fund. However, Value Fund will implement a socially responsible investment policy. Laidlaw will be retained to provide Value Fund's sub-adviser with a list of 200 socially conscious companies (the "List") for purposes of possible investment on behalf of Value Fund. Laidlaw will update the list at least quarterly to eliminate companies that no longer qualify as socially conscious. For this purpose, socially conscious companies will be chosen by Laidlaw from the 1,000 largest corporations on the basis of their responsible behavior, after consideration of such issues as customer, community, employee, competitor, supplier and shareholder relations, environmental and social issues. While it is the sub-adviser's intention to select securities for Value Fund from the List, it is not obligated to do so. Subject to the supervision of the Adviser, the sub-adviser will provide all investment advisory services to Value Fund. Laidlaw will not provide investment advisory services to Value Fund.

     Based on its review of the investment portfolios of each Fund, the Adviser believes that all of the assets held by Covenant Fund will be consistent with the investment policies of Value Fund and thus can be transferred to and held by Value Fund if the Reorganization is approved. With respect to portfolio securities acquired by the Value Fund prior to the Reorganization, it is not anticipated that Value Fund will hold any securities that are incompatible with the socially responsible investment policy.

     After the Reorganization, the trustees and officers of Value Fund and its investment adviser, sub-adviser, distributor and other outside agents will continue to serve Value Fund in their current capacities. As described above, Value Fund's sub-adviser will retain Laidlaw as a consultant to recommend a list of socially conscious companies. For its consulting services, Laidlaw will be paid a fee equal to an annual rate of 0.18% of the average daily net assets of Value Fund. In addition, Laidlaw and/or its affiliates may receive payments under Value Fund's 12-b1 Plan and/or Shareholder Services Plan to the extent that Laidlaw or one of its affiliates serves as broker, or provides support services to shareholders, respectively.


Purchases, Exchanges and Redemptions

     The minimum initial investment in Value Fund is $1,000, generally, and subsequent minimum investments are $100, generally. The minimum initial investment in Covenant Fund is $500, generally, and subsequent minimum investments are $100, generally. Shares of Value Fund are exchangeable for shares of any other Vintage Funds mutual fund, without any additional charge. Since Covenant Fund is the only series of the trust currently offered, shares of Covenant Fund cannot be exchanged for shares of any other fund. The redemption procedures for Covenant Fund and Value Fund are substantially similar. It is not expected that Value Fund will revise its policy with respect to purchases, exchanges and redemptions following the Reorganization.

     If the Reorganization is approved, implementation of the Plan of Reorganization will not interrupt or otherwise affect the sale of Covenant Fund shares because, with the exception of shares purchased with reinvested dividends, Covenant Fund stopped selling shares on May 10, 1996. Redemptions of Covenant Fund's shares may be effected through the Closing Date.


Dividends

     Value Fund and Covenant Fund each declare dividends out of its investment company taxable income, which consists of net investment income and net short-term capital gains. Value Fund declares and pays dividends on a quarterly basis, and distributes any net realized long-term gains at least every twelve months. Covenant Fund declares and pays dividends annually, and distributes any net capital gains at least annually.

     On or before the Closing Date, Covenant Fund will declare as a dividend all of its taxable net investment income and net capital gain, if any, and distribute that amount in order to continue to maintain its tax status as a regulated investment company. Covenant Fund will pay these distributions in shares or cash, as provided in its current registration statement.

     Although the Value Fund did not qualify for tax purposes as a regulated investment company for the fiscal year ended September 30, 1996 because of its small size and limited operations, there were no tax consequences and the Fund was not required to pay any tax. The Fund intends to (and anticipates that it will) maintain its tax status as a regulated investment company for the fiscal year ending September 30, 1997.

Federal Income Tax Consequences of the Reorganization

     Value Fund and Covenant Fund have received an opinion of Brown, Cummins & Brown Co., L.P.A., Vintage Fund's counsel, to the effect that the Reorganization will constitute a tax-free reorganization within the meaning of section 368(a)(1) of the Internal Revenue Code of 1986, as amended ("Code"). Accordingly, no gain or loss will be recognized to either Fund or its shareholders as a result of the Reorganization. See "The Proposed Transaction -- Federal Income Tax Considerations," page 13.


                     COMPARISON OF PRINCIPAL RISK FACTORS

     Because Value Fund's investment objective and policies are similar to those of Covenant Fund, the investment risks of the Funds are similar.
These risks are those typically associated with investing in equity securities: market risk and financial risk. Market risk is the risk associated with the movement of the stock market in general. Financial risk is associated with the financial conditions and profitability of the underlying company. Other risks, and certain differences between the Funds, are identified below. See the Prospectus of Value Fund, which accompanies this Proxy Statement, for a more detailed discussion of the investment risks of that Fund. There can be no assurance that the Funds will achieve their investment objectives.

     Fixed Income. In periods of declining interest rates, the market value of fixed income securities will rise, and in periods of rising interest rates the opposite will be true. Also, when interest rates are falling, net cash inflows from the continuous sale of a Fund's shares are likely to be invested in portfolio instruments producing lower yields than the balance of that Fund's portfolio, thereby reducing its yield. In periods of rising interest rates, the opposite can be true. Each Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities. In the case of obligations not backed by the full faith and credit of the United States, a Fund must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitment.

     Each Fund is also permitted to invest in debt securities that are rated investment grade (BBB or better by S&P or Baa or better by Moody's). Moody's considers securities rated Baa to have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity for such securities to make principal and interest payments than is the case for higher-rated securities.

     Foreign Securities. Both Funds may invest in foreign securities. Investing in foreign securities involves special risks, which include possible adverse political and economic developments abroad, differing regulatory systems and differing characteristics of foreign economies and markets, as well as the fact that there is often less information publicly available about foreign issuers.

     Both Covenant Fund and Value Fund may invest in foreign securities denominated in currencies other than the U.S. dollar. Changes in foreign currency exchange rates thus may affect net asset values, the value of dividends and interest earned, gains and losses realized on the sale of securities and net investment income and capital gains, if any, to be distributed to shareholders by these Funds. If the value of a foreign currency rises against the U.S. dollar, the value of Fund assets denominated in that currency will increase; correspondingly, if the value of a foreign currency declines against the U.S. dollar, the value of Fund assets denominated in that currency will decrease. The exchange rates between the U.S. dollar and other currencies are determined by supply and demand in the currency exchange markets, international balances of payments, speculation and other economic and political conditions. In addition, some foreign currency values may be volatile and there is the possibility of governmental controls on currency exchange or governmental intervention in currency markets.

     Unlike Value Fund, which may at any time invest up to 25% of its net assets in foreign issuers, Covenant Fund may invest up to 25% of its assets in foreign issuers, but only if foreign issuers have been added to the Covenant 200 for defensive purposes. Because Covenant Fund's investment in foreign issuers may be more limited, the risk associated with foreign securities may be more significant for Value Fund.

     Hedging Strategies. Both Funds may purchase and write options on portfolio securities. There can be no assurance, however, that any strategy utilizing these instruments will succeed. If Laidlaw or the Adviser incorrectly forecasts interest rates, market values or other economic factors utilizing a strategy for a Fund, the Fund might have been in a better position had the Fund not hedged at all. The use of these instruments involve certain special risks, including (1) the fact that skills needed to use hedging instruments are different from those needed to select the Funds' securities, (2) possible imperfect correlation, or even no correlation, between price movements of hedging instruments and price movements of the investments being hedged, (3) the fact that, while hedging strategies can reduce the risk of loss, they can also reduce the opportunity for gain, or even result in losses, by offsetting favorable price movements in hedged investments, and (4) the possible inability of a Fund to purchase or sell a portfolio security at a time that otherwise would be favorable for it to do so, or a possible need for a Fund to sell a portfolio security at a disadvantageous time, due to the need for the Fund to maintain "cover" or to segregate securities in connection with hedging transactions and the possible inability of a Fund to close out or to liquidate its hedged position.

     In addition to the options on portfolio securities, Covenant Fund may utilize other strategies that subject Covenant Fund to the above-described risks, and additional risks associated with these other strategies. Covenant Fund may purchase and write options on stock indexes. Because the value of an index option depends upon movement in the level of the index, rather than the price of a particular stock, whether the Fund will realize a gain or loss from the purchase or writing of options on an index depends upon movements in the level of stock prices in the stock market generally or, in the case of certain indexes, in an industry or market segment, rather than movements in the price of a particular stock. Predicting corectly movements in the direction of the stock market generally or of a particular industry requires different skills and techniques than predicting changes in the price of individual stocks.

     To the extent permitted by applicable regulations, Covenant Fund may engage in futures and options on futures transactions. Although Covenant Fund intends to purchase or sell futures contracts only if there is an active market for such contracts, no assurance can be given that a liquid market will exist for a particular contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day. If the Fund does not close its futures positions during periods of adverse price movements, it will be required to make daily cash payments of variation margin. Successful use of futures by the Fund also is subject to the adviser's ability to predict correct movements in the direction of the market or interest rates.

     Covenant Fund may also purchase and sell stock index futures contracts and options on stock index futures. In addition to the possibility that there may be an imperfect correlation, or no correlation at all, between movements in the stock index future and the portion of the portfolio being hedged, the price of stock index futures may not correlate perfectly with the movement in the stock index because of certain market distortions. First, all participants in the futures market are subject to margin deposit and maintenance requirements. Rather than meeting additional margin deposit requirements, investors may close futures contracts through offsetting transactions which would distort the normal relationship between index and futures markets. Secondly, from the point of view of speculators, the deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market also may cause temporary price distortions. Because of the possibility of price distortions in the futures market and the imperfect correlation between movement in the stock index and movement in the price of stock index futures, a correct forecast of general market trends by the adviser still may not result in a successful hedging transaction.

     Mutual Funds. Value Fund may invest up to 10% of its total assets in mutual funds. The Adviser believes that investing in other mutual funds provides the Fund with opportunities to achieve greater diversification of portfolio securities and investment techniques than the Fund could achieve by investing in individual securities. Mutual funds purchased by the Fund likely will have certain investment policies, and use certain investment practices, that are different from those of the Fund. These other policies and practices may subject the Fund's assets to varying or greater degrees of risk. The Fund is independent from any of the other mutual funds in which it invests and has little voice in or control over the investment practices, policies or decisions of those funds. If the Fund disagrees with those practices, policies or decisions, it may have no choice other than to liquidate its investment in that fund, which can entail further losses. However, a mutual fund is not required to redeem any of its shares owned by another mutual fund in an amount exceeding 1% of the underlying fund's shares during any period of less than 30 days. As a result, to the extent that the Fund owns more than 1% of another mutual fund's shares, the Fund may not be able to liquidate those shares in the event of adverse market conditions or other considerations. To the extent that the Fund invests in other mutual funds, the Fund will indirectly bear its proportionate share of any fees and expenses paid by such funds in addition to the fees and expenses payable directly by the Fund. The Fund limits its investment in any one mutual fund to not more than 5% of its total assets.



                          THE PROPOSED TRANSACTION

Reorganization Plan

     Significant provisions of the Reorganization Plan are summarized below; however, this summary is qualified in its entirety by reference to the Reorganization Plan, the form of which is attached as Appendix A to this Proxy Statement.

     The Reorganization Plan contemplates (a) the acquisition by Value Fund on the Closing Date of the assets of Covenant Fund in exchange solely for Value Fund shares and the assumption by Value Fund of Covenant Fund's liabilities, and (b) the distribution of such shares to the shareholders of Covenant Fund.

     The assets of Covenant Fund to be acquired by Value Fund include all cash, cash equivalents, securities and dividends and interest, receivable owned by Covenant Fund, and any deferred or prepaid expenses shown as an asset on Covenant Fund's books on the Closing Date. Value Fund will assume from Covenant Fund all stated liabilities, expenses, costs, charges and reserves reflected on the unaudited Statement of Assets and Liabilities of Covenant Fund; provided, however, that Covenant Fund will use its best efforts, to the extent practicable, to discharge all such liabilities, prior to the Closing Date. Value Fund also will deliver its shares to Covenant Fund, which then will be distributed to Covenant Fund's shareholders.

     The value of Covenant Fund's assets to be acquired, and the amount of Value Fund and the net asset value of a share of Value Fund, will be determined as of 4:00 p.m. on the Closing Date. All assets and liabilities will be valued at fair value as determined in good faith by or under the direction of each Fund's respective Board of Trustees.

     On, or as soon as practicable after, the Closing Date, Covenant Fund will distribute pro rata to their shareholders of record the shares of Value Fund they received, so that each shareholder will receive a number of full and fractional shares of Value Fund equal in value to the shareholder's holdings in Covenant Fund; Covenant Fund will be terminated as soon as practicable thereafter. Each such distribution will be accomplished by opening accounts on the books of Value Fund in the names of Covenant Fund shareholders and by transferring thereto the shares previously credited to the account of Covenant Fund on those books.

     Accordingly, immediately after the Reorganization, each former shareholder of Covenant Fund will own shares of Value Fund that will be equal in value to that shareholder's shares of Covenant Fund immediately prior to the Reorganization. Moreover, because shares of Value Fund will be issued at net asset value in exchange for the net assets of Covenant Fund, the aggregate net asset value of Value Fund shares so issued will equal to the aggregate net asset value of Covenant Fund shares. The net asset value per share of Value Fund will be unchanged by the transactions. Thus, the Reorganization will not result in a dilution of any shareholder's interest.

     As described more fully in the section of this Proxy Statement titled "Operations of the Fund following the Reorganization", Value Fund will adopt a socially responsible investment policy, and Value Fund's sub-adviser will retain Laidlaw as a consultant to provide the sub-adviser with a recommended list of socially conscious companies. The name of the Value Fund will be changed to Laidlaw Fund.

     Any transfer taxes payable upon issuance of shares of Value Fund in a name other than that of the registered holder of the shares on the books of Covenant Fund shall be paid by the person to whom such shares are to be issued as a condition of such transfer. Any reporting responsibility of Covenant Fund will continue to be its responsibility up to and including the Closing Date and such later date on which it is terminated.

     Adviser will bear all expenses incurred by Value Fund in connection with the Reorganization, including legal, accounting and federal and state registration fees and expenses. Laidlaw shall bear all expenses of Covenant Fund incurred in connection with the Reorganization, including legal and accounting fees, printing, filing and proxy solicitation expenses and asset transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein. Notwithstanding the foregoing, any legal fees and expenses of Brown, Cummins & Brown Co., L.P.A. related to the preparating and filing of the Registration Statement on Form N-14 shall be borne by Laidlaw up to an amount of $25,000 and Adviser shall bear any such fees and expenses that exceed $25,000.

     The consummation of the Reorganization is subject to a number of conditions set forth in the Reorganization Plan, some of which may be waived by each Fund. In addition, the Reorganization Plan may be amended in any mutually agreeable manner, except that no amendment may be made subsequent to the Meeting that has a material adverse effect on the shareholders' interests.

Reasons for Reorganization

     The Board of Trustees of Covenant Fund, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interest of Covenant Fund and its shareholders, and that the terms of the Reorganization are fair and reasonable. In considering the Reorganization, Board of Trustees of the Covenant Fund made an extensive inquiry into a number of factors, including the following:

   (1) the nature and quality of the advisory services to be rendered by the Adviser and Sub-Adviser;
   (2) the experience and qualifications of the personnel providing such services;
   (3) the proposed fee structures, the existence of any fee waivers, and Value Fund's anticipated expense ratios in relation to those of Covenant Fund;
   (4)  the fees charged by the Adviser;
   (5) possible economies of scale arising from Value Fund's anticipated growth;
   (6) other possible benefits to the Adviser and its affiliates arising from its relationships with Value Fund;
   (7) possible alternatives to the Reorganization, including continuing to operate on a stand-alone basis or liquidation.

     The Reorganization was recommended by Laidlaw to the Board of Trustees of Covenant Fund at meetings held on August 19, 1996 and September 3, 1996. Laidlaw had advised the Board of Trustees of Covenant Fund that Laidlaw no longer wished to continue financing and managing Covenant Fund. In recommending the Reorganization, Laidlaw advised the Board of Trustees that the alternatives were either to liquidate the Covenant Fund (which would result in taxable gain for most shareholders and would involve legal and administrative expenses to the Fund) or to seek a reorganization with another fund (which could be structured as a tax-free transaction). The Board of Trustees of the Covenant Fund concluded that the Reorganization was in the best interests of Covenant Fund and its shareholders because (1) the Reorganization will be tax free to shareholders; (2) the expenses of VAlue Fund are less that Covenant Fund's current expenses; (3) while Covenant Fund currently charges a sales load, VAlue Fund is a no-load fund; (4) Vintage Funds offers a money market series into which shareholders could exchange their shares; and (5) Vintage Funds offers the V.O.I.C.E.sm Program (Vision for Ongoing Investment in Chairity and Education) to investors. (See the Vintage Fund's Prospectus for a description of the V.O.I.C.E.sm Program.)


              THE BOARD OF TRUSTEES RECOMMENDS THAT THE SHAREHOLDERS
                  OF COVENANT FUND VOTE "FOR" THE REORGANIZATION


Description of Securities to be Issued

     Vintage Funds was organizaed on February 1, 1995 as an Indiana business trust. Vintage Funds' Declaration of Trust permits the trust to offer and sell an unlimited number of full and fractional shares of beneficial interest in each authorized mutual fund. Value Fund is one of eight mutual funds currently offered by Vintage Funds. Each Vintage Funds mutual fund issues its own class of shares of beneficial interest. The share of each Vintage Funds mutual fund represent an interest only in that fund's assets (and shares of income) and in the event of liquidation, each share of a particular fund would have the same rights to distributiions and assets as every other share ofr that fund. Shares have no preemptive or conversion rights, nor do they have cumulative voting rights. Each full or fractional share of each Vintage Funds mutual fund has a proportionate vote on each matter submitted to shareholders of that fund. All shares of each Vintage Funds mutual fund have equal voting rights except that in matters affecting only a particular fund only shares of that fund are entitled to vote.

     Under Indiana law, Vintage Funds is not required to hold annual meetings of shareholders, and will not hold annual meetings except for extraordinary items requiring shareholder approval under the Investment Company Act of 1940. Trustees may be removed by the Board of Trustees or by the shareholders at a special meeting. A special meeting of shareholders shall be called by the Board of Trustees upon the request of shareholders owning at least 10% of the outstanding shares of all funds entitled to vote. Covenant Fund and Vintage Funds are both Indiana business trusts and, therefore, there are no significant differences in shareholder rights.

Federal Income Tax Considerations Applicable to Each Transaction

     The exchange of Covenant Fund's assets for shares of Value Fund and Value Fund's assumption of Covenant Fund's liabilities is intended to qualify for federal income tax purposes as a tax-free reorganization under Section 368(a)(1)(D) of the Code. With respect to the Reorganization, Value Fund and Covenant Fund have received an opinion of Brown, Cummins & Brown Co., L.P.A., counsel to Vintage Funds, substantially to the effect that:

    (i) The transfer of all of the assets of Covenant Fund assets in exchange for the shares of Value Fund and the assumption by Value Fund of certain identified liabilities of Covenant Fund followed by the distribution by Covenant Fund of the shares of Value Fund to Covenant Fund's shareholders in exchange for their Covenant Fund shares will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and Covenant Fund and Value Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code, and that the transaction qualifies as a tax-free reorganization under
         Section 368(a)(1) of the Internal Revenue Code of 1986;

   (ii) No gain or loss will be recognized by Covenant Fund or Value Fund on the transfer of the assets of Covenant Fund to Value Fund solely in exchange for the shares of Value Fund and the assumption by Value Fund of the identified liabilities of Covenant Fund;

   (iii) No gain or loss will be recognized by Covenant Fund's shareholders upon the exchange of the shares of Covenant Fund for the shares of Value Fund and no gain or loss will be recognized by Covenant Fund on the distribution of the shares of Value Fund to Covenant Fund's shareholders in exchange for Covenant Fund's shares;

   (iv) The aggregate tax basis for the shares of Value Fund received by each Covenant Fund shareholder pursuant to the reorganization will be the same as the aggregate tax basis of Covenant Fund shares held by each such Covenant Fund shareholder immediately prior to the reorganization;

   (v) The holding period of the shares of Value Fund to be received by each Covenant Fund shareholder will include the period during which Covenant Fund shares surrendered in exchange therefor were held (provided such Covenant Fund shares were held as capital assets on the date of the Reorganization);

   (vi) The tax basis of the assets of Covenant Fund attained by Value Fund will be the same as the tax basis of the assets of Covenant Fund immediately prior to the Reorganization; and

   (vii) The holding period of the assets of Covenant Fund in the hands of Value Fund will include the period during which those assets were held by Covenant Fund.

The opinion may state that no opinion is expressed as to the effect of the Reorganization on the Funds or any shareholder (regarding the recognition of gain or loss and/or the determination of the basis or holding period) with respect to any asset (including certain options and futures) as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination or transfer thereof) under a mark-to-market system of accounting.

     Utilization by Value Fund after the Reorganization of pre-Reorganization capital losses realized by Covenant Fund could be subject to limitation in future years under the Code.

     Shareholders of Covenant Fund should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Because the foregoing discussion only relates to the federal income tax consequences of the Reorganization, those shareholders also should consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

     The following tables show the capitalization of the Funds as of September 30, 1996 (unaudited with respect to Covenant Fund) and on a pro forma combined basis (unaudited) as of that date giving effect to the Reorganization.




                                                             Combined Fund
                      Covenant Fund       Value Fund          (Pro Forma)

Net Assets . . . . . .$3,312,739.00       $156,618.00         $3,468,645.00


Net Asset Value
Per Share . . . . .  .$14.95              $1.96               $1.96

Shares Outstanding . . 221,633.28          79,824.91           1,769,998.00


               ADDITIONAL INFORMATION ABOUT THE VINTAGE FUNDS
                           FIDUCIARY VALUE FUND



FIDUCIARY VALUE FUND FINANCIAL HIGHLIGHTS


The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                          1996(a)           1995(b)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning                $10.00            $10.00
Income from Investment
  Operations:
  Net investment income(loss)              (8.04)             0.00
  Net realized and unrealized
  gain(loss)on investments...               0.00              0.00
Total from investment
  income.....................              (8.04)             0.00
Less Distributions:
  Dividends from net
  investment income .........               0.00              0.00
Total from distributions...                 0.00              0.00

Net Asset value at
  end of period ...........               $ 1.96            $10.00

TOTAL ANNUALIZED RETURN(%)                  (c)               (c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period               156,618            3,409

  Ratio of expenses to
    average net assets ....               160.78%             0.00%

  Ratio of expenses(after
    reimbursement) to
    average net assets ....                 0.78%             0.00%

  Ratio of net investment
    income to average net
    assets .................             (160.37%)            0.00%

  Ratio of net investment
    income(after reimbursement)
    to average net assets .                (0.37%)            0.00%

  Portfolio Turnover ......                 0.00%             0.00%

  Average Commission Rate Paid ...        $ 0.00              $----

(a)  For the Year-Ended September 30,1996.
(b)  For the Period June 2,1995(commencement of operations) to September
     30,1995.
(c)  Investment in accordance with objective had not commenced at this time.

                             MISCELLANEOUS

Available Information

     Each Trust (Vintage Funds and Covenant Fund) is subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act and in accordance therewith files reports, proxy material and other information with the SEC. Such reports, proxy material and other information can be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C., 20549, the Midwest Regional Office of the SEC, Citicorp Center, 500 West Madison Street, Suite 1400, Chicago, Illinois 60611, and the Northeast Regional Office of the SEC, Seven World Trade Center, Suite 1300, New York, New York 10048. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20459 at prescribed rates.


Experts

     The audited financial statements of Value Fund and Covenant Fund, incorporated herein by reference and incorporated by reference or included in their respective Statements of Additional Information, have been audited by McCurdy & Associates CPA's, Inc. (with respect to Value Fund) and Coopers & Lybrand L.L.P. (with respect to Covenant Fund), independent auditors, whose reports thereon are included in Value Fund's Statement of Additional Information dated November 18, 1996 and Covenant Fund's Annual Report to Shareholders for the fiscal year ended December 31, 1995. The financial statements audited by McCurdy & Associates CPA's, Inc. and Coopers & Lybrand L.L.P. have been incorporated herein by reference in reliance on their reports given on their authority as experts in auditing and accounting.

                               THE VINTAGE FUNDS
                      STATEMENT OF ADDITIONAL INFORMATION


FIDUCIARY VALUE FUND               THE LAIDLAW COVENANT FUND
(A Series of The Vintage Funds)    100 Park Avenue
P.O. Box 6110                      New York, NY 10017
Indianapolis, IN  46206-6110       1-800-275-2683



This Statement of Additional Information is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement dated November 18, 1996, which may be obtained by writing Unified Advisers, Inc., 429 N. Pennsylvania Street, Indianapolis, Indiana 46204 or by calling Linda Lawson at (800) 862-7283, extension 8525.

The date of this Statement of Additional Information is November 18, 1996.


                        Table of Contents

                                                             Page


Introduction . . . . . . . . . . . . . . . . . . . . . . . . .  2

Additional Information About Fiduciary Value Fund. . . . . . .  2

Financial Statements . . . . . . . . . . . . . . . . . . . . .  3-17

                           Introduction

     This Statement of Additional Information is intended to supplement the information provided in the Prospectus/Proxy Statement dated November 18, 1996. The Prospectus/Proxy Statement relates to the proposed acquisition by Fiduciary Value Fund ("Value Fund"), a series of The Vintage Funds ("Vintage Funds"), of all of the assets and liabilities of The Laidlaw Covenant Fund ("Covenant Fund") in exchange solely for shares of Value Fund.


        Additional Information About Fiduciary Value Fund

     Additional information about Fiduciary Value can be found in the Statement of Additional Information of The Vintage Funds, dated April 17,
1996 ("SAI"). The SAI, excluding the portion of the SAI that incorporates by reference the September 30, 1995 Annual Report of The Vintage Funds, is hereby incorporated by reference. The document was previously filed on EDGAR (File No. 33-89078) on April 17, 1996, pursuant to Rule 497.


            Financial Statements - Fiduciary Value Fund


                      INDEPENDENT AUDITOR'S REPORT


To the Shareholders and
Board of Trustees
The Vintage Funds

We have audited the accompanying statement of assets and liabilities of the Fiduciary Value Fund (one of the portfolios constituting the Vintage Funds), as of September 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets, and financial highlights for the year in the period then ended and for the period from June 2, 1995 (commencement of operations) to September 30, 1995 in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of investments and cash held by the custodian as of September 30, 1996, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of The Fiduciary Value Fund of The Vintage Funds as of September 30, 1996, the results of its operations for the year then ended, the changes in its net assets, and the financial highlights for the year in the period then ended and for the period from June 2, 1995 (commencement of operations) to September 30, 1995 in the period then ended, in conformity with generally accepted accounting principles.




/S/ McCurdy & Associates CPA's Inc.

McCurdy & Associates CPA's Inc.
Westlake, Ohio 44145
October 16, 1995


Financial Statement of Fiduciary Value Fund

FIDUCIARY VALUE FUND
STATEMENT OF ASSETS AND LIABILITIES

September 30,1996


ASSETS
   Investments, at value(Note 2)                           $       0
   Cash ..........................                           119,854
   Dividend Receivable............                                 0
   Interest Receivable............                                 0
   Receivable from adviser(Note 3)                            29,765
   Receivable for shares sold ....                                 0
   Deferred organization
      costs(Note 2) ..............                             3,116
   Prepaid expenses ..............                             6,465

      Total assets ...............                           159,200

LIABILITIES

   Dividends payable .............                                 0
   Payable for shares redeemed....                                 0
   Accrued expenses ..............                             2,582

      Total liabilities ..........                             2,582

NET ASSETS .......................                         $ 156,618


Net assets consist of:
   Paid-in capital ...............                           156,687
   Undistributed net investment
      income .....................                               (69)
   Net Realized gain(loss) on
      investments.................                                 0
   Net unrealized appreciation in
      value of investments .......                                 0

Net assets .......................                         $ 156,618

Shares of capital stock
   outstanding (no par value,
   unlimited shares authorized)...                            79,825

Net Asset Value Per Share,offering
   and redemption price...........                         $    1.96



The accompanying notes are an integral part of these financial statements.

FIDUCIARY VALUE FUND
STATEMENT OF OPERATIONS

September 30,1996

INVESTMENT INCOME
Income:
   Dividend .....................                             $     0
   Interest .....................                                  76
                                                                   76

EXPENSES:
   Investment adviser fees(Note 3)                                140
   Transfer agent fees(Note 3)....                                 13
   Fund Accounting fees ..........                                 13
   Printing ......................                                 30
   Administrative service fees ...                                 56
   12b-1 fees(Note 3).............                                 18
   Auditing fees .................                              2,611
   Legal fees ....................                              1,274
   Trustee's fees ................                              3,985
   Custodian fees ................                                 12
   Registration and filing fees ..                             18,556
   Postage .......................                                 43
   Servicing fees ................                                 28
   Amortization of organization
      expenses ...................                                853
   Insurance .....................                              2,395
   Other expenses.................                                 16
      Total net expenses .........                             30,043

Less: Expense reimbursement
      from adviser(Note 3)........                            (29,898)

NET INVESTMENT INCOME(LOSS).......                                (69)

REALIZED AND UNREALIZED GAIN(LOSS)
      ON INVESTMENTS
   Net Realized gain(loss) on
      investments ................                                  0
   Change in net unrealized
      appreciation of investments.                                  0
   Net gain(loss) on investments..                                  0

INCREASE(DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....                            $   (69)


The accompanying notes are an integral part of these financial statements.


FIDUCIARY VALUE FUND
STATEMENT OF CHANGES IN NET ASSETS


                                                                 Period
                                                                June 2,1995
                                                     Year      (commencement
                                                     Ended    of operations)to
                                                    Sept 30,      Sept 30,
                                                      1996          1995


INCREASE IN NET ASSETS
Operations:
   Net investment income(loss) .......................    $  (69)       $    0
   Net realized gain/(loss)on investments ............         0             0
   Change in net unrealized appreciation of investments.       0             0
   Increase in net assets resulting from operations .....    (69)            0
Dividends and distributions to shareholders from
   Net investment income ................................      0             0
   Net realized gain of investments .....................      0             0
      TOTAL INCREASE(DECREASE)  .........................      0             0

Capital Share Transactions:
   Proceeds from shares sold ............................157,505         3,409
   Value of shares issued to shareholders in reinvestment
   of dividends and distributions .......................      0             0
                                                         157,505         3,409

   Cost of shares redeemed .............................. (4,227)            0
   Net increase in net assets
   resulting from capital share transactions ............153,278         3,409
      TOTAL INCREASE IN NET ASSETS ......................153,209         3,409


NET ASSETS:
   Beginning of period...................................  3,409             0
   End of period(including undistributed net investment
     income of(69)and 0, respectively) .................$156,618       $ 3,409

   Shares of capital stock of the Fund sold and redeemed:
   Shares sold ...........................................80,021           341
   Shares issued to shareholders in reinvestment
   dividends and distributions ...........................     0             0
                                                          80,021           341
   Shares redeemed .......................................  (537)            0

NET INCREASE IN NUMBER OF
   SHARES OUTSTANDING ....................................79,484           341


The accompanying notes are an integral part of these financial statements.





NOTES TO FINANCIAL STATEMENTS

September 30,1996


NOTE 1- GENERAL

The Fiduciary Value Fund (the "Fund")was organized as a business trust under the laws of the State of Indiana on February 1, 1995, and is registered under the Investment Company Act of 1940, as amended, (the "Act"), as an open-end management investment company, effective June 2, 1995.

The Fiduciary Value Fund seeks growth of capital, current income and growth income by investing principally in a diversified portfolio of common stocks, preferred stocks and securities convertible into common stocks of companies which offer the prospect of growth of earnings while paying current dividends. The Fund may also purchase securities that do not pay current dividends but which offer prospects for growth of capital and future income.

NOTE 2- SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of the significant accounting policies followed by the Fund in the preparation of the Fund's financial statements.

A)  Security Valuations

Portfolio securities are valued using current market valuations: either the last reported sales price, or in the case of securities for which there is no reported last sale, the mean of the closing bid and asked prices. Bid price is used when no asked price is available.

Discounts and premiums on securities purchased are amortized over the life of the respective securities.

B)  Securities Transactions

Securities transactions are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis.

C)  Dividends and Distributions to Shareholders

Dividends, if any, from net investment income are declared and paid quarterly. Net realized long term capital gains, if any, are paid at least annually. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed. Dividends and distributions are recorded on the ex-dividend date.

D)  Federal Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue Code applicable to regulated investment companies including the requirement that it distribute substantially all of its taxable income to its shareholders. However, for the taxable year ended September 30, 1996, The Fiduciary Value Fund did not qualify to be taxed as a regulated investment company for federal income tax purposes. The Fiduciary Value Fund intends to qualify as a regulated investment company in subsequent years.

E)  Organization Costs

Organizational costs and initial registration fees represent costs incurred in connection with the organization, registration and the initial public offering of the shares of the Fund. Organizational costs and initial registration fees are deferred and will be amortized on a straight-line basis over five years. In the event that the original shareholders (or any subsequent transferee) redeems any of its original capital (seed capital) prior to these organizational costs and initial registration fees being fully amortized, the redemption proceeds will be reduced by a pro-rata portion of any then unamortized organizational costs and initial registration fees. At September 30,1996, the unamortized balance of such expenses amounted to $3,116.

F)  Estimates

Preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

G)  Investments

Investment income is recorded on the accrual basis and dividend income is recorded on the ex-dividend date.

NOTE 3- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

The Adviser provides investment advisory services for which the Fund pays an annual fee of .75% of the average net assets of the fund payable monthly.

The Adviser has engaged Fiduciary Counsel, Inc. to serve as sub-adviser to The Fiduciary Value Fund. The sub-adviser receives annual investment management fees, which are not paid directly by the Fund. The Adviser has voluntarily agreed to waive 100% of its management fees for the twelve months ended September 30,1996. Although the Adviser has no current intention to abandon this voluntary arrangement, the Adviser may terminate the arrangement at any time at its sole discretion.

Unified Advisers, Inc. as administrator, receives an annual fee, payable monthly by the Fund. The fee is equal to 0.435% of the Fund's average net assets.

Under a Distribution Plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an annual fee, payable monthly, of up to 0.10% of the Fund's average net assets.

Certain Trustees and officers of the Fund are "affiliated persons" (as defined in the Act) of Fiduciary. Each "non-affiliated" Trustee is entitled to receive a meeting fee of $2,400 per meeting plus expenses for services relating to the Fund.

The Fund has adopted a Shareholder Services Plan in which financial institutions may enter into shareholder services agreement with the Trust to provide administrative support services to the Fund. In return for these services,a financial institution may receive payments at a rate not exceeding 0.15% of the Fund's average net assets owned beneficially by the institution's clients.

The receivable from the Adviser for the Fiduciary Value Fund is comprised of $29,765 of expenses that the Adviser reimbursed subsequent to September 30, 1996.



FIDUCIARY VALUE FUND FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each fiscal year or period and other performance information derived from the financial statements.


                                        1996(a)              1995(b)
PER SHARE OPERATING PERFORMANCE:

Net asset value, beginning              $10.00               $10.00
Income from Investment
  Operations:
  Net investment income (loss)           (8.04)                0.00
  Net realized and unrealized
  gain (loss) on invesments...            0.00                 0.00
Total from investment
  income......................           (8.04)                0.00
Less Distributions:
  Dividends from net
  investment income...........            0.00                 0.00
Total from distributions......            0.00                 0.00

Net Asset value at
  end of period...............          $ 1.96               $10.00

TOTAL ANNUALIZED RETURN (%)               (c)                  (c)

RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period              156,618               3,409

  Ratio of expenses to
    average net assets........           160.78%               0.00%

  Ratio of expenses (after
    reimbursement) to
    average net assets........             0.78%               0.00%

  Ratio of net invesment
    income to average net
    assets....................          (160.37%)              0.00%

  Ratio of net investment
    income (after reimbursement)
    to average net assets.....            (0.37%)              0.00%

  Portfolio Turnover..........             0.00%               0.00%

  Average Commission Rate Paid           $ 0.00              $ -----

(a)  For the Year-Ended September 30, 1996.
(b) For the Period June 2, 1995 (commencement of operations) to September 30, 1995.
(c)  Investment in accordance with objective had not commenced at this time.


Pro Forma Financial Statememt

PRO FORMA COMBINED
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 1996
(UNAUDITED)
                                             LAIDLAW    FIDUCIARY  ADJUSTMENT  COMBINED
ASSETS
 Investments, at value (cost $2,341,614)   $ 3,208,930  $       0  $       0  $  3,208,930
       Cash                                     75,344    119,854     35,906*     231,104
       Receivable from  Adviser (net)           14,182     29,898    (14,182)*      29,898
       Receivable for Investments sold               0          0          0             0
       Receivable for Fund Shares sold              20          0        (20)            0
       Dividends and interest receivable         8,236          0          0         8,236
       Receivable from others                        0          0          0             0
       Deferred organization costs and          23,547      9,580    (23,547)*       9,580
         prepaid exp.

Total Assets                               $ 3,330,259  $ 159,332  $  (1,843) $   3,487,748


LIABILITIES
        Dividends payable to shareholders        1,131          0     (1,131)            0
        Administration fee payable                   0          8          0             8
        12b-1 expenses payable                   2,690          4          0         2,694
        Payable for investments purchased            0          0          0             0
        Payable for capital shares redeemed          0          0          0             0
        Accrued expenses                        13,699      2,702          0        16,401
        Payable to other                             0          0          0             0
        Accrued registration & filing fees           0          0          0             0

Total Liabilities                          $    17,520  $   2,714  $  (1,131) $     19,103


NET ASSETS                                 $ 3,312,739  $ 156,618  $    (712) $  3,468,645


Shares outstanding  (without par value,        221,633     79,825   1,468,540    1,769,998
unlimited shares authorized)

CALCULATION OF MAXIMUM OFFERING PRICE:
        Net asset value per share          $     14.95  $    1.96   $    0.00  $      1.96
        Sales charge - 4.5% of public             0.70       0.00        0.00         0.00
                     offering price
Maximum Offering Price                     $     15.65  $    1.96   $    0.00  $      1.96

COMPOSITION OF NET ASSETS:
        Shares of beneficial interest      $       209  $       0   $       0  $       209
         at par
        Additional shares of beneficial
         interest                            2,359,274    156,687           0    2,515,961
        Accumulated undistributed net
         realized gains                         85,940        (69)       (712)      85,159
        Net unrealized appreciation of
         investments                           867,316          0           0      867,316

NET ASSETS, SEPTEMBER 30,1996              $ 3,312,739  $ 156,618   $    (712) $ 3,468,645

*These adjustments reflect organization costs and other prepaid expenses that were eliminated due to combining The Laidlaw Covenant Fund and The Fiduciary Value Fund. These costs and expenses were treated as paid by the adviser (Laidlaw Holdings Asset Management, Inc.).


PRO FORMA COMBINED
STATEMENT OF OPERATIONS
SEPTEMBER 30, 1996
(UNAUDITED)
                                       LAIDLAW    FIDUCIARY   ADJUSTMENTS  COMBINED

INVESTMENT INCOME
      Money Market                    $    9,472   $       0  $        0   $   9,472
      Dividends                           70,470           0           0      70,470
      Repurch Agreement                        0          76           0          76
      Other Income                             7           0           0           7

      Total Investment Income             79,949          76           0      80,025

EXPENSES
      Advisory fees                   $   29,133 $       140  $        0   $  29,273
      Administration fees                  2,176          56           0       2,232
      12b-1 expenses                      10,161          19           0      10,179
      Custodian fees and expenses          1,872          12           0       1,884
      Transfer Agent fees and expenses    11,233          13           0      11,246
      Legal fees                          19,713       1,274           0      20,987
      Amortization of organization cost    8,634           0      22,834*     31,468
      Reports to shareholders                  0          28           0          28
      Registration fees                    7,020      18,556         712*     25,576
      Audit fees                          14,410       2,611           0      17,021
      Fund Accounting fees                17,302          13           0      17,315
      Trustee's fees                       7,352       3,985           0      11,337
      Other expenses                      12,305       3,336           0      15,641

Total  Expenses                          141,310      30,043      23,546     194,899
      Less:  Fees waived and expenses to be reimbursed
               Adviser and Sub-Adviser   (69,567)    (29,898)    (23,546)   (123,011)




Net Investment Income                 $    8,206  $      (69) $        0  $    8,137


REALIZED AND UNREALIZED GAIN ON INVESTMENTS
      Net realized gains on securities
        transactions                      72,801           0           0      72,801
      Net change in unrealized
        appreciation of investments      117,631           0           0     117,631

Net Income on Investments             $  190,432  $        0  $        0  $  190,432

INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS INCREASE/(DECREASE)        $  198,638  $      (69) $        0  $  198,569

*These adjustments reflect organization costs and other prepaid expenses that were eliminated due to combining The Laidlaw Covenant Fund and The Fiduciary Value Fund. These costs and expenses were treated as paid by the adviser (Laidlaw Holdings Asset Management, Inc.).


LAIDLAW/FIDUCIARY VALUE FUND
PORTFOLIO OF INVESTMENTS
SEPTEMBER 30,1996

                                                                   Value
         Description                         Shares              (Note 2)

COMMON STOCKS - 92.2% of total investments

Chemicals - 7.0%

         Air Products & Chemicals            2,500          $    145,625
         Vulcan Materials                    1,600                96,000
                                                                 241,625


Consumer Products - 5.8%

         Clorox Co.                          1,400               134,225
         Rubbermaid, Inc.                    2,700                66,150
                                                                 200,375


Drugs and Health Care - 9.5%

         Alza, Inc.                          3,000                80,625
         Bergen Brunswig Corp. "Class A"     2,205                70,009
         Merck & Co., Inc.                   1,100                77,412
         Pharmacia & Upjohn                  2,465               101,681
                                                                 329,727


Equipment and Electronics - 2.5%

         Hubbell, Inc. "Class B"             2,310                85,470
                                                                  85,470


Financial Services - 13.8 %

         Allstate Corporation                1,390                68,458
         Bank of New York                    4,000               117,500
         Banc One                            2,750               112,750
         Cigna Corp.                           600                71,925
         AGE Edwards                          2000                58,250
         Transamerica Corp.                    700                48,912
                                                                 477,795





Food  and Beverage - 5.9%

         CPC International                     700          $     52,413
         H.J. Heinz Co.                      2,100                70,875
         Hershey Foods                        1600                80,400
                                                                 203,688


Furniture  and Home Equipment - 5.4%
         Herman Miller                       2,500               101,250
         Maytag Corp.                        4,400                85,800
                                                                 187,050


Industrial Products and Packaging - 6.0%

         Avery Dennison Corp.                1,500                83,250
         Bemis Co. "Class A"                 2,205                50,813
         Cooper Industries, Inc.             1,700                73,525
                                                                 207,588


Manufacturing - 4.3%

         Timken Co.                          2,100                82,425
         Worthington Industries, Inc.        3,300                66,000
                                                                 148,425


Office Equipment and Services - 6.6%

         Federal Express                     1,000                79,250
         Kelly Services, Inc.                2,700                76,612
         Knight-Ridder                       2,000                74,000
                                                                 229,862



Oil and Gas - 8.6%

         Amoco Corp.                         2,000               141,000
         Apache Corp.                        2,300                68,425
         Tenneco                             1,800                90,225
                                                                 299,650







Retail - 1.9%

         Sears Roebuck & Co.                 1,500          $     67,125
                                                                   67125

Transportation - 2.3%

         CSX Corp.                           1,600                80,800
                                                                  80,800

Utlilities - 12.6%

         American Telephone & Telegraph      1,600                83,600
         American Water Works, Inc.          5,200               112,450
         Public Service Co. of Colorado      2,500                88,750
         SBC Communications, Inc.            1,600                77,000
         Southern New England Telecomm Corp. 2,000                73,750
                                                                 435,550


Money Market- 0.4%
         Fountain Square Treasure                              14,200.00
                                                               14,200.00


Total Common Stocks/Money Market (cost $2,341,614) (a)        $3,208,930

Other Assets and Liabilities (Net) - 7.4%                        259,715

Net Assets                                                    $3,468,645

(a) Cost also represents cost for federal income tax purposes.

The accompanying notes are an integral part of these financial statements.


LAIDLAW & FIDUCIARY VALUE FUND

Notes to Pro Forma Financial Statements

Note 1 - General

The Fiduciary Value Fund (The "Fund")
was organized as a business trust under
the laws of the State of Indiana on
February 1, 1995, and is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company, effective June 2, 1995.


The "Fund" seeks growth of capital,
current income and growth of income by
investing principally in a diversified
portfolio of common stocks, preferred
stocks and securities in the opinion of the Fund's investment adviser, meet certain standards of corporate responsibility and ethical business behavior, as well as traditional investments standards. The preferred stock or corporate debt securities are convertible into common stock of companies that offer the prospect for growth of earnings while paying current dividends.

As a result of a shareholder's meeting of The Vintage Funds (Fiduciary Value) on
September 30, 1996, the Fund merged
the assets of The Laidlaw Covenant Fund
with those of Fiduciary Value.

Shares of Fiduciary Value Fund will be
distributed to Laidlaw Covenant Fund
shareholders at the net asset value per
share of Fiduciary Value for the value
acquired and Laidlaw Covenant will be
terminated as soon as practicable
thereafter.

The pro forma combined financial
statements reflect the financial position of Laidlaw Covenant Fund and Fiduciary
Value at September 30, 1996 and the
combined results of operations of  both
Funds for the same period.  Certain
expenses have been adjusted to reflect
the expected operations of the combined
entity.

The pro forma combined financial
statements are presented for information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at September 30, 1995.

The pro forma combined financial
statements should be read in conjunction with the historical financial statements of the constituent Funds incorporated by reference into the statement of additional information.

Vintage Adviser, Inc (the "Adviser")
serves as the Fund's investment adviser.
Covenant Investment Management, Inc.
("Covenant") and Fiduciary Counsel, Inc.
serves as the Fund's sub-adviser.

Unified Advisers, Inc. ("Unified") serves as the Fund's administrator. Unified
Management Corporation (the
"Distributor") serves as the distributor of the Fund's shares pursuant to a Distribution Agreement with the Trust.
The distributor is a subsidiary of Unified
Holdings, Inc.

Note 2 - Significant Accounting
Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

A)  Security Valuations

Securities are valued at the last sales
price on the securities exchange on which
such securities are primarily traded or at
the last sales price on the NASDAQ
National Market System.  Securities not
listed on an exchange or the National
Market System,   or securities for which
there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available. Investment in Money Market Funds are stated at amortized cost, which approximates market value.

B) Securities Transactions and
Investment Income

Securities transactions are recorded on a trade date-plus-one basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income on investments is accrued daily.

C)  Dividends and Distributions to
      Shareholders

The Fund declares and pays dividends
from net investment income quarterly and distributes net capital gains, if any, at least annually. However, to the extent that net realized gains of the Fund can be reduced by any capital loss carry-overs from the Fund, such gains will not be distributed.

D)  Federal  Income Taxes

It is the policy of the Fund to meet the requirements of the Internal Revenue
Code applicable to regulated investment
companies including the requirement that it distribute substantially all of its taxable income to its shareholders. However, for the taxable year ended September 30, 1996 The Fiduciary Value Fund did not qualify to be taxed as a regulated investment company for federal income tax purposes. The Fund intends to qualify as a regulated investment compan in subsequent years.

E)  Expenses

Organization costs are being amortized
by the Fund on a straight-line basis over five years.

F) Estimates

Preparation of financial statements in
accordance with generally accepted
accounting principles requires
management to make estimates and
assumptions that affect the reported
amounts of assets and liabilities and the reported amounts of revenues and expenses during the reporting period.
Actual results could differ from those
estimates.


Note 3 - Agreements and Other
Transactions with Affiliates

The Fund has entered into an Investment
Advisory Agreement with Vintage.  In
turn, Vintage has entered into an
Investment Sub-Advisory Agreement with
Covenant and Fiduciary Counsel.  The
Fund has entered into an Administration
Agreement with Unified and a Distribution
Agreement with the Distributor.

As Investment Adviser, Vintage Adviser
supervises and assists in the
management of the Fund.  Pursuant to
the terms of the Investment Advisory
Agreement.

As Sub-Adviser, Fiduciary Counsel is
entitled to an annual fee, paid by the
Adviser, for its services in managing the portfolio. The fees are payable monthly, at the following rates:

Annual                        Average
  Rate                   Daily Net Assets
   .035%                up to $250 million
   .030%             over $250 but less than
                          $500 million
   .025%              $500 million and over


The Investment Adviser, provides day to day management of the Fund's investments. The Fund has agreed to pay Unified the following for services:

Administrator - Annual fee equal to
 .435% of the Fund's average daily net
asset value.

Transfer Agent - Monthly fee equal to
 .0065 % of the Funds average net assets.

Fund Accounting Agent - Annual fee
equal to .0065 %of the Funds average
net assets.

The Fund has adopted a Distribution
Plan (the "Plan") pursuant to Rule
12b-1 under the Investment Company
Acts of 1940, the Trust pays the
Distributor an annual fee, payable
monthly, of up to 0.10 % of the Fund's
average daily net assets.

Certain Trustees and officers of the fund are "affiliated persons" ( as defined in the Act) of Vintage. Each "non-affiliated"
Trustee is entitled to receive a meeting fee of $2,400 per meeting plus expenses for services relating to the Fund.


Note 4 - Securities Transactions

For the period ended September 30,
1996 the cost of purchases and the
proceeds from sales of the Fund's
investment securities(excluding
short-term investments) amounted to
$0.00 and $1,144,068, respectively.

During this same time period the cost of the Fund's investment securities for federal income tax purposes was substantially the same as for financial reporting purposes. Accordingly, net unrealized appreciation of investments amounted to $857,548, consisting of gross unrealized appreciation of
$867,316 and gross unrealized
depreciation of $9,768.


Note 5 - Capital Share Transactions

Transactions in shares of the Fund for the period ended September 30, 1996 are summarized below (rounded to the nearest thousand):

Shares sold                   1, 586,556
Shares issued to
shareholders in
reinvestment of dividends
and distributions                  8,746
Shares redeemed                 (126,286)

Net increase(decrease)         1,469,016

Note 6 - Dividend Distribution

 Laidlaw declared a capital gain dividend on September 16,1996 payable on
September 23, 1996 in the amount of
$152,905. This amount reflects the
distribution balance from November and
December 1995 ( short-term capital gain
of $107,104 and long-term capital gain of 45,801). On September 30, 1996 The fund declared a capital gain dividend in the amount of $72,801 and a net investment income in the amount of $8,206, to be paid on September 30, 1996 which reflects 1996 earnings.

                            APPENDIX A


                AGREEMENT & PLAN OF REORGANIZATION



     THIS AGREEMENT AND PLAN (the "Agreement") is made as of September 3, 1996, by and between: The Laidlaw Covenant Fund (hereinafter referred to as "LCF"), an Indiana Business Trust; Laidlaw Holdings Asset Management, Inc. (hereinafter referred to as "Laidlaw"), a New York corporation; The Vintage Funds (hereinafter referred to as "Vintage"), an Indiana Business Trust on behalf of the Fiduciary Value Fund (hereinafter referred to as "Portfolio"), a series and sub-trust of Vintage; and Vintage Advisers, Inc. (hereinafter referred to as "Advisers"), an Indiana corporation which serves as the investment adviser to the Portfolio.

                           WITNESSETH:
     WHEREAS, this Agreement is intended to be and is adopted as a "plan of reorganization", within the meaning of Treasury Reg. Sec. 1.368-2 (g), for a reorganization under Section 368 (a) (1) of the Internal Revenue Code of 1986, as amended (the "Code"); and

     WHEREAS, the reorganization (the "Reorganization") will consist of the transfer to the Portfolio of all of the assets of LCF in exchange for the assumption by Portfolio of all the stated liabilities of LCF and the issuance by Portfolio of shares of beneficial interest, without par value, (the "Portfolio Shares"), to be distributed pro rata, after the Closing Date hereinafter defined, to the shareholders of LCF in complete liquidation and dissolution of LCF as provided for herein, all upon the terms and conditions hereinafter set forth in this Agreement; and

     WHEREAS, it is intended that the transactions contemplated herein shall qualify as a tax-free reorganization under Section
368(a) (1) (D) of the Code; and

     WHEREAS, the Board of Trustees of Vintage, on behalf of the Portfolio, and the Board of Trustees of LCF, each a registered open-end management investment company, deem it advisable that the parties enter into this Agreement, and that this Agreement and the transactions contemplated herein are in the best interests of the LCF and the Portfolio shareholders; and

     NOW, THEREFORE, in consideration of the mutual promises, covenants and agreements hereinafter set forth and herein contained, the parties hereto covenant and agree as follows:

1.0  The Reorganization and Liquidation of LCF.

     On the Closing Date (as hereinafter defined), Portfolio will issue to LCF the number of Portfolio Shares, taken at their then net asset value, having an aggregate net asset value equal to the aggregate value of the net assets of LCF, and shall provide evidence satisfactory to LCF that Portfolio has credited such Portfolio Shares on the books of Portfolio to the account of LCF. The aggregate value of the net assets of LCF and Portfolio shall be determined in accordance with their then currently effective registration statements as of the close of the New York Stock Exchange on the Valuation Date, using consistently applied accounting principles, as approved and agreed to by officers of LCF and Portfolio.

     1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, on the Closing Date (as hereinafter defined), LCF will assign, deliver and otherwise transfer its assets as set forth in paragraph 1.2 (the "LCF Assets") to Portfolio, and Portfolio will in exchange therefore, assume all the stated LCF liabilities determined as set forth in paragraph 1.3 and deliver to LCF the number of Portfolio Shares, including fractional Portfolio Shares, determined by dividing the value of the LCF Assets, net of such stated liabilities, computed in the manner and as of the time and date set forth in paragraph 2.1, by the net asset value of one full Portfolio Share, computed in the manner and as of the time and date set forth in paragraph 2.2 herein. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

     Based on the respective representations, warranties, and agreements, and subject to the terms and conditions contained herein, LCF agrees to transfer to Portfolio and Portfolio agrees to accept from LCF, all of the assets of LCF on the Closing Date in exchange for the assumption by Portfolio of all of the stated liabilities of LCF shown on the list to be delivered to Portfolio pursuant to paragraph 1.3 and the issuance of the number of Portfolio Shares provided in Section 2. Portfolio will assume only those liabilities shown on such financial statements and shall not assume any others, whether absolute or contingent, known or unknown, accrued or unaccrued. Such Portfolio Shares subsequently shall be distributed pro rata to the shareholders of LCF in complete liquidation and dissolution of LCF and in exchange for all of the outstanding shares of beneficial interest, without par value, of LCF (the "LCF Shares"). LCF shall not issue, sell or transfer any LCF Shares after the Closing Date, and only redemption requests received by LCF in proper form no later than seven days before the Closing Date shall be fulfilled by LCF. Redemption requests received by LCF thereafter shall be treated as requests for redemption of those Portfolio Shares allocable to the shareholder in question as provided in Section 1.5 of this Agreement.

     1.2 (a) The LCF Assets shall include all property, including without limitation, all cash, cash equivalents, securities and dividends and interest receivable owned by LCF, and any deferred or prepaid expenses shown as an asset on LCF's books on the Closing Date;

          (b) Subsequent to the execution of this Agreement and prior to the Closing Date, LCF shall deliver to Portfolio a list setting forth the assets to be assigned, delivered and transferred to Portfolio, including the securities then owned by LCF and the respective Federal income tax bases (on an identified cost basis)
 thereof, and the liabilities to be assumed by Portfolio pursuant to this Agreement;

     1.3 (a) LCF will endeavor to discharge all of it liabilities and obligations when and as due prior to the Closing
Date;

          (b) On the Closing Date, Portfolio will assume all stated liabilities, expenses, costs, charges and reserves reflected on an unaudited Statement of Assets and Liabilities (the "Statement of Assets and Liabilities") of LCF, prepared by the Treasurer of LCF, and agreed to by the parties as of the Valuation Date, and prepared in conformity with generally accepted accounting principles and consistently applied from the prior audited period. Said Statement of Assets and Liabilities shall be attached hereto as Schedule 1.3(b);

          (c) Portfolio shall only assume the liabilities that are listed and included as part of the LCF Statement of Assets and Liabilities. Portfolio shall not be responsible for nor shall it assume any liabilities which are not included on the aforementioned LCF Statement of Assets and Liabilities.

          (d) After the Closing Date, any refunds relating to expenditures paid by LCF or Laidlaw shall inure to the benefit of Portfolio, except for those otherwise agreed between the parties and attached hereto as Schedule 1.3 (d);

          (e) Any deferred organizational costs and/or any prepaid filing and registration fees of LCF and/or Laidlaw shall be 100% expensed at or prior to the Closing Date along with any known additional fees and/or expenses due and payable for the unwinding of LCF's activities in the states in which LCF was registered; and

          (f) All receivables due LCF from Laidlaw shall be paid in full prior to Closing.

     1.4 In order for LCF to comply with Section 852 (a) (1) of the Code and to avoid having any investment company taxable income or net capital gain (as defined in Sections 852 (b) (2) and 1222 (11) of the Code, respectively) in the short taxable year ending with its liquidation, LCF will, on or before the Closing Date, (a) declare a dividend in an amount large enough so that it will have declared dividends of all of its investment company taxable income and net capital gain, if any, for such taxable year (determined without regard to any deduction for dividends paid) and (b) distribute such dividend in shares or cash, as applicable and provided for in LCF's currently effective registration statement.

     1.5 As soon as practicable after the Closing Date, (a) LCF shall distribute on a pro rata basis to the shareholders of record of LCF at the close of business on the Valuation Date in exchange for all of the outstanding LCF Shares, (each shareholder of LCF being entitled to receive that proportion of the Portfolio Shares to be received by LCF that the number of LCF Shares owned by each such shareholder bears to the number of outstanding LCF Shares) and (b) LCF shall be liquidated and dissolved in accordance with applicable law and its Declaration of Trust.
Upon liquidation, all issued and outstanding LCF Shares will be canceled on LCF's books and LCF shareholders will have no further rights as such shareholders. Portfolio will not issue certificates representing Portfolio Shares in connection with such exchange.

     For purpose of distribution of the Portfolio Shares to shareholders of LCF, Portfolio shall credit on the books of Portfolio an appropriate number of Portfolio Shares to the account of each shareholder of LCF, and shall provide evidence satisfactory to LCF that such Portfolio Shares have been so credited. After the Closing Date, each outstanding certificate which, prior to the Closing Date, represented LCF Shares, shall be deemed void. Portfolio will pay the registration or qualification fees as are necessary under applicable securities laws to qualify the Portfolio Shares to be issued inconnection with this Agreement.

     1.6 After the Closing, LCF shall not conduct any business except in connection with the winding up of its affairs and shall file at no expense to Portfolio or Advisers, or make provision for the filing of, all reports it is required by law to file. Laidlaw and LCF shall prepare and cause to be filed, at no expense to Portfolio or Advisers, the final 1120 RIC for LCF, which form shall make the proper election of tax-free reorganization as approved by and coordinated with Portfolio and Vintage.

     1.7 Copies of all books and records maintained on behalf of LCF in connection with its obligations under the Investment Company Act of 1940, as amended, (the "1940 Act"), the Code, state blue sky laws or otherwise in connection with this Agreement will promptly after the Closing be delivered to officers of Portfolio or their designee and Portfolio or its designee shall comply with applicable record retention requirements to which LCF is subject under the 1940 Act.

     1.8 Any effective insurance policies for LCF, and any other LCF insurance policies required under the law to effect the transactions contemplated herein, shall be maintained or acquired and shall be in full force and effect as of the Closing Date.

     1.9 At Closing, or as soon as practicable thereafter under the law, Portfolio shall change its name from the Fiduciary Value Fund to the Laidlaw Fund, or such other name as may be mutually agreed upon between the parties. Portfolio and Vintage agree to take all requisite actions necessary to effect such name change, including but not limited to the amendment of its Declaration of Trust.

2.0  The Calculation of Net Asset Value.

     2.1 The value of the LCF Assets shall be the value of such assets computed as of 4:00 p.m. on the Friday immediately following the satisfaction of the condition set forth in paragraph 8.1, or as otherwise mutually agreed upon in writing by the parties (such time and date being hereinafter called the "Valuation Date"), using the valuation procedures set forth in paragraph 1.0.

     2.2 The net asset value of a Portfolio Share shall be the net asset value per share computed on the Valuation Date, using the valuation procedures set forth in Paragraph 1.0.

     2.3 The number of Portfolio Shares (including fraction thereof, if any) to be issued hereunder shall be determined by dividing the value of the LCF Assets, net of the liabilities assumed by Portfolio pursuant to paragraph 1.1, determined in accordance with paragraph 2.1, by the net asset value of a Portfolio Share determined in accordance with paragraph 2.2.

     2.4  All computations of value shall be made by Unified
Advisers, Inc. Portfolio shall cause Unified Advisers, Inc. to deliver a copy of its valuation report at Closing.

3.0  Closing and Closing Date.

     3.1 The closing date (the "Closing Date") shall be the next business day following the Valuation Date. All acts taking place at the Closing shall be deemed to take place simultaneously as of 9:00 a.m. Eastern time on the Closing Date unless otherwise agreed by the parties. The Closing shall be held at the offices of the transfer agent, Unified Advisers, Inc., 429 North Pennsylvania Street, Indianapolis, Indiana.

     3.2 LCF securities held by LCF and represented by a certificate or written instrument shall be made available by it or on its behalf to Star Bank, N.A., the custodian bank for Portfolio (the "Portfolio Custodian") for examination no later than five business days preceding the Valuation Date. Such LCF securities (together with any cash or other assets) shall be delivered by LCF to the Portfolio Custodian for the account of Portfolio on or before the Closing Date in conformity with applicable custody provisions under the 1940 Act and duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers. LCF securities and instruments deposited with a securities depository, as defined in Rule 17f-4 under the 1940 Act, shall be delivered on or before the Closing Date by book entry in accordance with customary practices of such depositories and the Portfolio Custodian. The cash delivered shall be in the form of a Federal Funds wire payable to the order of "Star Bank, NA, Custodian for the Fiduciary Value Fund".

     If on the Closing Date LCF is unable to make good delivery pursuant to this Section to the Portfolio Custodian of any of LCF's portfolio securities because such securities have not yet been delivered to LCF's custodian by its brokers or by the transfer agent for such securities, then the delivery requirement of this Section with respect to such securities shall be waived, and LCF shall deliver to the Portfolio Custodian on or by said Closing Date with respect to said undelivered securities executed copies of an agreement or assignment in a form satisfactory to the Portfolio Custodian, together with such other documents including brokers' confirmations, as may be reasonably requested by Portfolio.

     3.3 In the event that on the Valuation Date (a) the New York Stock Exchange shall be closed to trading or trading thereon shall be restricted or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that, in the judgment of both Portfolio and LCF, accurate appraisal of the value of the net assets of Portfolio or LCF is impracticable, the Valuation Date shall be postponed until the first business day after the day when trading shall have been fully resumed without restriction or disruption and reporting shall have been restored.

     3.4 LCF shall deliver to Portfolio or its designee (a) at the Closing, a list, certified by LCF's Secretary, of the names, addresses and taxpayer identification numbers of LCF's shareholders and the number of outstanding LCF Shares owned by each such shareholder, all as of the Valuation Date, and (b) as soon as practicable after the Closing, all original documentation (including Internal Revenue Service forms, certificates, certifications and correspondence) relating to the LCF shareholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. Portfolio shall issue and deliver to LCF a confirmation evidencing delivery of the Portfolio Shares to be credited on the Closing Date to the LCF shareholders. At the Closing, each party shall deliver to the other such bills of sale, assignments, assumption agreements, receipts or other documentation as such other party or its counsel may reasonably request to effect the consummation of the transactions contemplated by this Agreement.

4.0  Covenants of Portfolio, Laidlaw and LCF.

     4.1 Portfolio and LCF each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include customary dividends and other distributions.

     4.2 LCF, or Laidlaw on behalf of LCF, at no expense to Portfolio or Advisers, will assist Portfolio in the preparation of the registration statement on Form N-14 under the Securities Act of 1933, as amended (the "1933 Act") relating to the Portfolio Shares to be exchanged pursuant to paragraph 1.0 and including the Proxy Materials described in paragraph 4.3 below (the "Registration Statement"), and Portfolio shall then file the Registration Statement with the Securities and Exchange Commission (the "Commission") pursuant to filing requirements and deadlines. Both LCF and Portfolio agree to provide the other with such other information and documentation as are reasonably necessary for the preparation of the Registration Statement. The legal fees and expenses of Brown, Cummins & Brown, Co., L.P.A. in preparing the Registration Statement shall be borne by Laidlaw up to $25,000.

     4.3 LCF will call a meeting of its shareholders to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein. LCF will assist Portfolio in the preparation of the notice of the meeting, form of proxy and proxy statement (collectively "Proxy Materials") to be used in connection with such meeting) it being understood that Portfolio will furnish a currently effective prospectus relating to the Portfolio for inclusion in the Proxy Materials and with such other information relating to Portfolio as is reasonably necessary for the preparation of the Proxy Materials, including the currently effective registration statement of the Portfolio.

     4.4 Prior to the Closing Date, LCF will assist Portfolio in obtaining such information as Portfolio reasonably requests concerning the beneficial ownership of the LCF Shares.

     4.5 Subject to the provisions in this Agreement, Portfolio and LCF will each take, or cause to be taken, all actions, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

     4.6 As promptly as practicable, but in any case within sixty (60) calendar days after the Closing Date, LCF shall furnish, or cause to be furnished, to Portfolio such information as Portfolio reasonably requests to enable Portfolio to determine LCF's earnings and profits for Federal income tax purposes that will be carried over to Portfolio pursuant to Section 381 of the Code.

     4.7 As soon after the Closing Date as is reasonably practicable, LCF (a) shall prepare and file all Federal and other tax returns and reports of LCF required by law to be filed with respect to all periods ending on or before the Closing Date but not theretofore filed and (b) shall submit to Portfolio for payment all Federal and other taxes shown as due thereon which were not required to be paid on or before the Closing Date, provision for the payment of which was made as of the Closing Date on the unaudited LCF Statement of Assets and Liabilities referred to in paragraph 1.2.

     4.8 Portfolio agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

     4.9 The parties agree that Laidlaw shall be retained to provide certain consulting services to Portfolio's sub-adviser, Fiduciary Counsel (the "Sub-Adviser") pursuant to and more fully described in a consulting agreement, (the"Consulting Agreement"), the material terms of which are described in Schedule 4.9 attached hereto. The Consulting Agreement will define the specific nature of the services and duties to be provided by Laidlaw, which include, among others, Laidlaw's consulting arrangement with the Sub-Adviser and the preparation and delivery by Laidlaw to Sub-Adviser of Laidlaw'srecommended list of socially conscious companies, investment in which would be consistent with the Portfolio prospectus and statement of additional information. The parties agree that Portfolio's registration statement will be modified to reflect that Portfolio will be a "socially conscious" fund.

5.0  Representations and Warranties of Portfolio, LCF and
Laidlaw.

     5.1  Portfolio represents and warrants to LCF as follows:

          (a) Portfolio is a series and sub-trust of a business trust validly existing and in good standing under the laws of the State of Indiana and has the power and authority to own its properties and to carry on its business as it is now conducted. The beneficial interest in Portfolio is divided into an unlimited number of transferable shares, without par value.

          (b) . . Portfolio is, or at the Closing Date will be, a duly registered, open-end management investment company, and its registration with the Commission as an investment company under the 1940 Act and the registration of its shares under the 1933 Act are, or at the Closing Date will be, in full force and effect;

          (c) . . All of the issued and outstanding Portfolio Shares have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Portfolio Shares are and will at the Closing be registered in all jurisdictions in which they are and will at the Closing be required to be registered under state securities laws and other laws, and said registrations, including any periodic reports or supplemental filings, are and will at the Closing be complete and current, all fees required to be paid have been and shall be paid, and Portfolio is not and at the Closing will not be subject to any stop order and is and will be fully qualified to sell Portfolio Shares in each state in which its shares have been registered;

          (d) .The currently effective prospectus and statement of additional information of Portfolio conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the regulations thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

          (e) At the Closing Date, Portfolio will have title to its assets, subject to no liens, security interests or other encumbrances;

          (f) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against Portfolio or any of its properties or assets, except as previously disclosed in writing to LCF. Portfolio knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions contemplated herein;

          (g) All issued and outstanding Portfolio Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to ownership thereof; the Portfolio Shares to be issued and delivered to LCF for the accounts of the LCF shareholders, pursuant to the terms of this Agreement, will at the Closing Date have been duly authorized and, when issued and delivered, will be validly issued Portfolio Shares, and will be fully paid and non-assessable, and no shareholder of Portfolio will have any preemptive right or right of subscription or purchase in respect thereof; Portfolio does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

          (h) Portfolio has the power to enter into this Agreement and carry out its obligations hereunder. The execution, delivery and performance of this Agreement have been duly authorized by all necessary actions on the part of Portfolio under its Declaration of Trust and Code of Regulations, and this Agreement constitutes a valid and binding obligation of Portfolio enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles;

          (i) The financial statements of Portfolio as of and for the fiscal year ended September 30, 1995, examined by Price Waterhouse, Portfolio's independent accountants, and Semi-Annual Report of Portfolio as of March 31, 1996 (copies of which have been or will be furnished to LCF) fairly represent, in all material respects, Portfolio's financial condition as of their respective dates indicated, results of operations for such periods and changes in net assets for such periods in conformity with generally accepted accounting principles applied on a consistent basis, and as of such dates there were no known liabilities of Portfolio (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein;

          (j) Since the date of Portfolio's most recent audited financial statements, there has not been any material adverse change in Portfolio's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any occurrence by Portfolio of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to LCF prior to the Closing Date. For the purposes of this subparagraph (j) neither a decline in Portfolio's net asset value per share nor a decrease in Portfolio's size due to ordinary redemption activity shall constitute a material adverse change;

          (k) The information furnished or to be furnished by Portfolio for use in registrations, registration statements, proxy materials and other documents which may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto. Any information furnished by Portfolio for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated herein shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and all regulations thereunder;

          (l) The Registration Statement and the proxy materials (only insofar as they relate to Portfolio, Vintage, Advisers and any of its affiliates) will, on the effective date of the Registration Statement, at the time of the meeting of LCF's shareholders and on the Closing Date, not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading;

          (m) Portfolio has filed all tax returns required to be filed and has no liability for any unpaid taxes. Portfolio has made a proper election to be treated as a regulated investment company under Subchapter M of the Code and has qualified to be treated as a regulated investment company during all previous taxable years;

          (n) Portfolio is not in violation of, and the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate Portfolio's Declaration of Trust or By-Laws or any provision of any agreement to which Portfolio is a party or by which it is bound, or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which Portfolio is a party or by which it is bound. Portfolio has not material contracts or other commitments (other than this Agreement) that will be terminated with liability to it prior to or on the Closing Date;

          (o) Portfolio has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder. The books and records of Portfolio made available to LCF and/or its counsel, accurately summarize the accounting data represented and contain no material omissions with respect to the business and operation of Portfolio;

          (p) There are no unresolved or outstanding shareholder claims or inquiries related to Portfolio and there will be no such claims or inquiries as of the Closing Date other than as disclosed by Portfolio in writing to LCF prior to the Closing Date. There are no anticipated, outstanding or unresolved investigations examinations or inquires relating to Portfolio by the Commission, or any other governmental authority having jurisdiction over the business and affairs of Portfolio;

          (q) . . No consent, approval authorization or order of any court or governmental authority of the United States or any state is required for the consummation by Portfolio of the transactions contemplated herein; except such as may be required under the 1933 Act, the Securities Exchange Act of 1934 (the "1934 Act"), the 1940 Act and state securities laws;

          (r) There are and will be no legal or governmental proceedings or other agreements, only insofar as they relate to Portfolio, existing on or before the date of mailing of the Proxy Materials or the Closing Date that will have been required to be described in the Registration Statement or in any documents that are required to be filed as exhibits to the Registration Statement that will not have been described as required;

          (s) Except as described in paragraph 4.9, as of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees, fees payable pursuant to Portfolio's 12b-1 Plan or shareholder services plan from those described in Portfolio's currently effective prospectus and statement of additional information; and

          (t) To the best knowledge of Portfolio, the operations of Portfolio (and the operations of Vintage with respect to Portfolio's operations) as heretofore and as now conducted have complied and comply in all material respects with all applicable laws, statutes, legislation, acts, rules and regulations.

     5.2 Except as provided in schedule 5.2 attached hereto, LCF represents and warrants to Portfolio as follows:

          (a) LCF is an Indiana business trust validly existing and in good standing under the laws of the State of Indiana and has the power and authority to own properties and to carry on LCF's business as it is now conducted;

          (b) LCF is a duly registered, open-end, management investment company, and its registration with the Commission as an investment company under the 1940 Act is in full force and effect and such registration has not been revoked or rescinded. LCF's current prospectus and statement of additional information conform in all material respects to the requirements of the 1933 Act and the 1940 Act;

          (c) All of the issued and outstanding shares of LCF have been offered and sold in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. Shares of LCF are registered in all jurisdictions in which they are required to be registered under state securities laws and other laws.

          (d)  LCF has no material contracts or other commitments
(other than this Agreement) that will be terminated with liability to it prior to or on the Closing Date;

          (e) No litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against LCF, Laidlaw or any of LCF's properties or assets. LCF knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that materially and adversely affect its business or its ability to consummate the transactions herein contemplated;

          (f) The financial statements of LCF as of and for the fiscal year ended December 31, 1995, examined by Coopers & Lybrand, LCF's independent accountants, and Semi-Annual Report of LCF as of June 30, 1996 (copies of which have been or will be furnished to Portfolio) fairly represent, in all material respects, LCF's financial condition as of the respective dates indicated, results of operations for such periods and changes in net assets for such periods in conformity with generally accepted accounting principles applied on a consistent basis, and as of such dates there were no known liabilities of LCF (contingent or otherwise) not disclosed therein that would be required in conformity with generally accepted accounting principles to be disclosed therein. All liabilities (contingent and otherwise) as of the Closing Date known to LCF will be reflected in conformity with generally accepted accounting principles on the unaudited Statement of Assets and Liabilities referred to in paragraph 1.3;

          (g) Since the date of LCF's most recent audited financial statements, there has not been any material adverse change in LCF's financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by LCF of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed in writing to Portfolio prior to the Closing Date. All liabilities of LCF (contingent or otherwise) are reflected in the unaudited statement described in paragraph 1.3 above. For the purposes of this subparagraph (h), neither a decline in LCF's net asset value per share nor a decrease in LCF's size due to ordinary redemption activity shall constitute a material adverse change;

          (h) At the Closing Date, all Federal and other tax returns and reports of LCF required by law to be filed on or before the Closing Date shall have been filed, and all Federal and other taxes shall have been paid in full as due, and to the best of LCF's knowledge no such return is currently under audit and no assessment has been asserted with respect to any such return;

          (i) For each taxable year since its inception, LCF has met all the requirements of Subchapter M of the Code for qualification and treatment as a "registered investment company" as defined therein;

          (j) All issued and outstanding LCF Shares are, and at the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable with no personal liability attaching to the ownership thereof. All such shares will, at the time of Closing, be held by persons and in the amounts set forth in the list of shareholders submitted to Portfolio pursuant to paragraph 3.4. LCF does not have outstanding any options, warrants or other rights to subscribe for or purchase any of its shares, nor is there outstanding any security convertible into any of its shares;

          (k) At the Closing Date, LCF will have title to the LCF Assets, subject to no liens, security interests or other encumbrances, and full right, power and authority to assign, deliver and otherwise transfer the LCF Assets hereunder, and upon delivery of the LCF Assets and exchange of the Portfolio Shares to LCF's shareholders for the LCF Assets, Portfolio will attain good title thereto, free and clear of all liens, claims, charges, options, and encumbrances and subject to no restriction on the full transfer thereof, including such restrictions as might arise under the 1933 Act;

          (l) Subject to the approval of this Agreement by LCF's shareholders, the execution, delivery and performance of this Agreement will have been duly authorized by all necessary action on the part of LCF and Laidlaw, and this Agreement will constitute a valid and binding obligation of LCF, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights and to general equity principles. No other consents, authorizations or approvals are necessary in connection with the performance of this Agreement, except such as may be required under the 1933 Act, the 1934 Act, the 1940 Act and state securities laws;

          (m) On the effective date of the Registration Statement, at the time of the meeting of LCF's shareholders and on the Closing Date, the Proxy Materials (exclusive of information relating to Portfolio, Advisers and any of their affiliates, and the currently effective Prospectus of Portfolio and the Statement of Additional Information incorporated therein) will (i) comply in all material respects with the provisions of the 1933 Act, the 1934 Act and the 1940 Act and the regulations thereunder and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not misleading. Any other information furnished by LCF for use in the Registration Statement or in any other manner that may be necessary in connection with the transactions contemplated herein shall be accurate and complete and shall comply in all material respects with applicable Federal securities and other laws and all regulations thereunder;

          (n) LCF will, on or prior to the Closing Date, declare one or more dividends or other distributions to its shareholders that, together with all previous dividends and other distributions to shareholders, shall have the effect of distributing to the shareholders all of its investment company taxable income and net realized capital gains, if any, through the Closing Date (computed without regard to any deduction for dividends paid);

          (o) LCF has maintained or has caused to be maintained on its behalf all books and accounts as required of a registered investment company in compliance with the requirements of Section 31 of the 1940 Act and the Rules thereunder. The books and records of LCF made available to Portfolio and/or its counsel, accurately summarize the accounting data represented and contain no material omissions with respect to the business and operation of LCF;

          (p) LCF is not receiving the Portfolio Shares to be issuedhereunder for the purpose of making any distributions thereof other than in accordance with this Agreement;

          (q) LCF is not in violation of, and the execution and delivery of this Agreement do not, and the consummation of the transactions contemplated hereby will not, violate LCF's Declaration of Trust or Code of Regulations or any provision of any agreement to which LCF is a party or by which it is bound, or result in the acceleration of any obligation or the imposition of any penalty under any agreement, judgment or decree to which LCF is a party or by which it is bound;

          (r) As of the Closing Date, there shall have been no material change in the investment objective, policies and restrictions nor any increase in the investment management fees, fees payable pursuant to LCF's 12b-1 Plan, Distribution Plan or Shareholder Services Plan, if any, from those described in LCF's currently effective prospectus and statement of additional information; and

          (s) To the best knowledge of LCF, the operations of LCF as heretofore and as now conducted have complied and comply in all material respects with all applicable laws, statutes, legislation, acts, rules and regulations.

     5.3 Laidlaw represents and warrants to Portfolio as follows:

          (a) As of the Closing Date, no violation of applicable federal, state and local statute, law or regulation exists that individually, or in the aggregate, would have a material adverse effect on the business or operations of LCF, except as provided in Schedule 5.2 attached hereto;

          (b) Assuming fulfillment of the conditions precedent to the consummation of the Reorganization, LCF has the right, power, legal capacity and authority to enter into the Reorganization contemplated by this Agreement;

          (c) As of the Closing Date the affairs of LCF are in compliance with the terms of its currently effective registration statement, and LCF is in compliance with its investment policies and restrictions as described in such documents;

          (d) As of the Closing Date, there are no outstanding breaches by LCF of any contract to which it is a party, including but not limited to any contract with a custodian, transfer agent or pricing agent, and there are no outstanding breaches by LCF of any plan of distribution it has adopted pursuant to Rule 12b-1 under the 1940 Act;

          (e) There are no unresolved or outstanding shareholder claims or inquiries related to LCF and there will be no such claims or inquiries as of the Closing Date other than as disclosed by Laidlaw in writing to Portfolio prior to the Closing
Date;

          (f) There are no anticipated, outstanding or unresolved investigations, examinations or inquiries relating to LCF by the Commission, or any other governmental authority having jurisdiction over the business and affairs of LCF;

          (g) There are no any outstanding or threatened private claims or litigation relating to LCF and knows of no facts that might form the basis for such proceedings;

          (h) Except as previously disclosed to Portfolio in writing and except as will have been fully corrected prior to the Closing Date, there have been no miscalculations of the net asset value of LCF during the twelve-month period preceding the Closing Date and all such calculations have been done in accordance with the provisions of Rule 2a-4 under the 1940 Act;

          (i) The Federal and state income tax returns of LCF for the fiscal year ended December 31, 1995 properly reflect, in all material respects, the Federal and state income tax liabilities of LCF for the periods covered thereby;

          (j) There are no claims, levies or liabilities for corporate, excise, income or other Federal, state or local taxes outstanding or threatened against LCF, other than those reflected in its most recent audited and unaudited financial statements. Laidlaw knows of no facts that might form the basis for such proceedings; and

          (k) There have been no material adverse changes in LCF's financial condition, assets, liabilities or business, other than those reflected in its most recent audited and unaudited financial statements; and all liabilities of LCF (contingent or otherwise) known to Laidlaw have been reported in writing to and accepted by Portfolio prior to the Closing Date. A reduction in net assets due to ordinary shareholder redemption activity will not be deemed to be a material adverse change.

6.0  Conditions to Obligations of LCF.

     The obligations of LCF to consummate the transactions provided for herein shall be subject to the performance by Portfolio of all obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     6.1 All representations and warranties of Portfolio contained in this Agreement shall have been true and correct in all material respects as of the date hereof and except as they may be affected by the transactions contemplated by this Agreement, shall be true and correct in all material respects as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     6.2 Portfolio shall have delivered to LCF a certificate executed in Portfolio's name by the President and Treasurer of Vintage, in a form reasonably satisfactory to LCF and dated as of the Closing Date, to the effect that the representations and warranties of Portfolio made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as LCF shall reasonably request;

     6.3 Portfolio shall have delivered to LCF copies of the Declaration of Trust, By-laws and other Trust documents of Vintage, as currently in effect, together with copies of the resolutions adopted by the Board of Trustees of Vintage authorizing the execution of this Agreement and the transactions contemplated herein, in each case certified by the Secretary or Assistant Secretary of Vintage;

     6.4 Portfolio shall have delivered to LCF a certificate of the Secretary or Assistant Secretary of Vintage as to the signatures and incumbency of its officers who executed this Agreement on behalf of Vintage and Portfolio, and any other documents delivered in connection with the transactions contemplated herein on behalf of Portfolio.

     6.5 Between the date hereof and the Closing Date, Portfolio shall have provided LCF and its representatives reasonable access during regular business hours and upon reasonable notice to the books and records of Portfolio, as LCF may reasonably request. All such information obtained by LCF and its representatives shall be held in confidence and may not be used for any purpose other than in connection with the transaction contemplated herein. In the event that the transaction contemplated by this Agreement is not consummated, LCF and its representatives will promptly return to Portfolio all documents and copies thereof with respect to Portfolio obtained during the course of such investigation;

     6.6 Portfolio shall have delivered to Portfolio, pursuant to paragraph 5.1(i), copies of the most recent financial statements of Portfolio certified by Price Waterhouse, Portfolio's accountants;

     6.7 All proceedings taken by Portfolio in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to LCF.

7.0  Conditions to Obligations of Portfolio.

     The obligations of Portfolio to complete the transactions provided for herein shall be subject to the performance by LCF of all the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following conditions:

     7.1 All representations and warranties of LCF and Laidlaw contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date;

     7.2 LCF shall have delivered to Portfolio a statement of LCF's assets and its liabilities, together with a list of the LCF's securities and other assets showing the respective adjusted bases and holding periods thereof for income tax purposes, as of the Valuation Date, certified by the Treasurer of LCF;

     7.3 LCF shall have delivered to Portfolio at the Closing a certificate executed in LCF's name by the President and the Treasurer of LCF, in form and substance satisfactory to Portfolio and dated as of the Closing Date, to effect that the representations and warranties of LCF made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as such other matters as Portfolio shall reasonably request;

     7.4 LCF shall have delivered to Portfolio copies of its Declaration of Trust, Code of Regulations and other Trust documents, as currently in effect, together with copies of the resolutions adopted by the Board of Trustees of LCF and by its shareholders authorizing the execution of this Agreement by LCF and the transactions contemplated herein, certified in each case by the Secretary or Assistant Secretary of LCF;

     7.5 LCF shall have delivered to Portfolio a certificate of the Secretary or Assistant Secretary of LCF as to the signatures and incumbency of it officers who executed this Agreement on behalf of LCF and any other documents delivered in connection with the transactions contemplated herein on behalf of LCF;

     7.6 Between the date hereof and the Closing Date, LCF shall have provided Portfolio and its representatives reasonable access during regular business hours and upon reasonable notice to the books and records of LCF, as Portfolio may reasonably request. All such information obtained by Portfolio and its representatives shall be held in confidence and may not be used for any purpose other than in connection with the transaction contemplated herein. In the event that the transaction contemplated by this Agreement is not consummated, Portfolio and its representatives will promptly return to LCF all documents and copies thereof with respect to LCF obtained during the course of such investigation;

     7.7 LCF shall have delivered to Portfolio, pursuant to paragraph 5.2(g), copies of financial statements of LCF for the fiscal year ended December 31, 1995, certified by Coopers &
Lybrand, LCF's independent accountants;

     7.8 On the Closing Date, LCF Assets shall include no assets that Portfolio, by reason of charter limitations or otherwise, may not properly receive; and

     7.9 All proceedings taken by LCF in connection with the transactions contemplated by this Agreement and all documents incidental thereto shall be reasonably satisfactory in form and substance to Portfolio.

8.0  Further Conditions Precedent to Obligations of LCF and
Portfolio.

     The obligations of LCF and Portfolio are each subject to the further conditions that on or before the Closing Date:

     8.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding LCF Shares and certified copies of the resolutions evidencing such approvals shall have been delivered to Portfolio;

     8.2 On the Closing Date, no action, suit or other proceeding shall be pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

     8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities (including those of the Securities and Exchange Commission and of state securities authorities) deemed necessary by Portfolio or LCF to permit the consummation, in all material respects, of the transactions contemplated herein shall have been obtained, except where failure to obtain any such consent, order or permit would not involve risk or a material adverse effect on the assets or properties of Portfolio or LCF;

     8.4 The Registration Statement shall have become effective under the 1933 Act, no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act;

     8.5 LCF shall have declared and paid a dividend or dividends and/or other distributions that, together with all previous such dividends or distributions, shall have the effect of distributing to LCF's shareholders all of LCF's investment company taxable income (computed without regard to any deduction for dividends paid) and all of it net capital gain (after reduction for any capital loss carry-forward and computed without regard to any deduction for dividends paid) for all taxable years ending or before the Closing Date; and

     8.6 The parties shall have received a favorable opinion of Brown, Cummins & Brown Co., L.P.A. (based upon such representations as such law firm shall reasonably request), addressed to Portfolio and LCF, which opinion may be relied upon by the shareholders of LCF that, for Federal income tax purposes:

          (a) The transfer of all of the LCF Assets in exchange for the Portfolio Shares and the assumption by Portfolio of certain identified liabilities of LCF followed by the distribution by LCF of the Portfolio Shares to LCF's shareholders in exchange for their LCF Shares will constitute a "reorganization" within the meaning of Section 368 (a) (1) of the Code, and LCF and Portfolio will each be a "party to a reorganization" within the meaning of Section 368 (b) of the Code, and that the transaction contemplated herein qualifies as a tax-free reorganization under Section 368 (a) (1) of the Internal Revenue Code of 1986;

          (b) No gain or loss will be recognized by LCF or Portfolio on the transfer of the LCF Assets to Portfolio solely in exchange for the Portfolio Shares and the assumption by Portfolio of the identified liabilities of LCF;

          (c) No gain or loss will be recognized by LCF's shareholders upon the exchange of the LCF Shares for the Portfolio Shares and no gain or loss will be recognized by LCF on the distribution of the Portfolio Shares to LCF's shareholders in exchange for their LCF Shares;

          (d) The aggregate tax basis for the Portfolio Shares received by each LCF shareholder pursuant to the reorganization will be the same as the aggregate tax basis of the LCF Shares held by each such LCF shareholder immediately prior to the reorganization;

          (e) The holding period of the Portfolio Shares to be received by each LCF shareholder will include the period during which the LCF shares surrendered in exchange therefor were held (provided such LCF Shares were held as capital assets on the date of the Reorganization);

          (f) The tax basis of the LCF Assets attained by Portfolio will be the same as the tax basis of the LCF Assets to LCF immediately prior to the Reorganization; and

          (g) The holding period of the LCF Assets in the hands of Portfolio will include the period during which those assets were held by LCF.

     Notwithstanding anything herein to the contrary, neither
Portfolio nor LCF may waive the conditions set forth in this paragraph 8.6.

9.0  Brokerage Fees and Expenses.

     9.1 Advisers, Portfolio, Laidlaw and LCF each represents and warrants to the others that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

     9.2 (a) Advisers shall bear all Portfolio expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal, accounting and federal and state registration fees and expenses. Laidlaw shall bear all LCF and Laidlaw expenses incurred in connection with entering into and carrying out the provisions of this Agreement, including legal and accounting fees, printing, filing and proxy solicitation expenses and asset transfer taxes (if any) incurred in connection with the consummation of the transactions contemplated herein. Notwithstanding the foregoing, any legal fees and expenses of Brown, Cummins & Brown Co., L.P.A. related to the preparation and filing of the Registration Statement on Form N-14 shall be borne by Laidlaw up to an amount of $25,000 and shall not be borne by LCF, Portfolio or Advisers, except that Advisers shall bear any legal fees and expenses of Brown, Cummins & Brown Co., L.P.A. related to the preparation and filing of the Registration Statement on Form N-14 that exceed the $25,000 limit borne by Laidlaw.

          (b) In the event the transactions contemplated herein are not consummated by reason of LCF's being either unwilling or unable to go forward (other than by reason of nonfulfillment or failure of any condition to LCF's obligations specified in the Agreement), this Agreement shall terminate and LCF's only obligation hereunder shall be to reimburse Portfolio for all reasonable out of pocket fees and expenses incurred by Portfolio in connection with those transactions, including legal, accounting and filing fees.

          (c) In the event the transactions contemplated herein are not consummated by reason of Portfolio's being either unwilling or unable to go forward (other than by reason of the nonfulfillment or failure of any condition to Portfolio's obligations specified in the Agreement), this Agreement shall terminate and Portfolio's only obligation hereunder shall be to reimburse LCF for all reasonable out-of-pocket fees and expenses incurred by LCF in connection with those transactions including legal, accounting and filing fees, and to comply with the provisions of paragraph 7.6 herein.

10.  Entire Agreement:  Survival of Warranties.

     10.1 Portfolio, LCF, Laidlaw, Advisers and Vintage agree that no party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.  Termination.

     11.1 In addition to termination pursuant to paragraph 9.2(b) or 9.2(c), this Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing, whether before or after action thereon by the shareholders of LCF and notwithstanding favorable action by such shareholders:

          (a) by the mutual consent of the Board of Trustees of Vintage and the Board of Trustees of LCF;

          (b) by either Portfolio or LCF by notice to the other, without liability to the terminating party on account of such termination (providing the terminating party is not otherwise in default or in breach of this Agreement) if the Closing shall not have occurred on or before December 31, 1996, or if later, two business days after the date of any LCF Shareholders meeting called for the purpose of approving this Agreement which was convened prior to December 31, 1996 but adjourned to a date after; or

          (c) by either Portfolio or LCF, in writing without liability to the terminating party on account of such termination (provided the terminating party is not otherwise in default or breach of this Agreement), if (i) the other party shall fail to perform in any material respect its agreements contained herein required to be performed prior to the Closing Date, (ii) the other party materially breaches or shall have materially breached any of its representations, warranties or covenants contained herein, (iii) LCF shareholders fail to approve this Agreement at any meeting called for such purpose at which a quorum was present or (iv) any other condition herein expressed to be precedent to the obligations of the terminating party has not been met and it reasonably appears that it will not or cannot be met.

     11.2 (a) Termination of this Agreement pursuant to paragraphs 11.1(a) or (b) shall terminate all obligations of the parties hereunder (other than Portfolio's obligations under paragraph 7.6) and there shall be no liability for damages on the part of Portfolio, LCF, Advisers or Laidlaw or the directors/trustees or officers of Portfolio, LCF, Laidlaw or Vintage, or to any other party or its directors/trustees or officers.

          (b) Termination of this Agreement pursuant to paragraph 11.1(c) shall terminate all obligations of the parties hereunder (other than Portfolio's obligations under paragraph 7.6) and there shall be no liability for damages on the part of Portfolio, LCF, Laidlaw, Advisers or Vintage, or directors/trustees or officers of Portfolio, LCF, Laidlaw, Advisers or Vintage, to any other party or its directors/trustees or officers, except that any party in breach of this Agreement shall, upon demand, reimburse the non-breaching party or parties for all reasonable out-of-pocket fees and expenses incurred in connection with the transactions contemplated by this Agreement, including legal, accounting and filing fees.

          (c) Notwithstanding the foregoing, the parties may extend any dates herein upon the unanimous written consent of all of the parties hereto.

12.  Amendments.

     This Agreement may be amended, modified or supplemented in such a manner as may be mutually agreed upon in writing by the authorized officers of Portfolio, LCF, Laidlaw and Vintage; provided, however, that following the meeting of the LCF shareholders called by LCF pursuant to paragraph 4.3, no such amendment may have the effect of changing the provisions for determining the number of the Portfolio Shares to be issued to the LCF shareholders under this Agreement to the detriment of such shareholders without their further approval. Furthermore, after the aforementioned approval by the LCF shareholders, no amendment may be made with respect to this Agreement which in the opinion of LCF's Board of Trustees materially adversely affects the interests of the shareholders of LCF.

     At any time either party hereto may, by written instrument by it (i) waive any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the covenants or conditions made for its benefit contained herein.

13.  Indemnification.

     13.1 Portfolio will indemnify and hold harmless Laidlaw, its directors, officers and shareholders against any and all claims to the extent that such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Portfolio in this Agreement or any breach by Portfolio of any warranty or any failure to perform or comply with any of its obligations, covenants conditions or agreements set forth in this Agreement.

     13.2 Laidlaw will indemnify and hold harmless Portfolio, Vintage and Advisers, their directors/trustees, officers and shareholders against any and all claims to the extent that such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Laidlaw or LCF in this Agreement or any breach by Laidlaw or LCF of any warranty or any failure to perform or comply with any of its obligations, covenants conditions or agreements set forth in this Agreement.

     13.3 Advisers will indemnify and hold harmless Laidlaw, its directors, officers and shareholders against any and all claims to the extent that such claims are based upon, arise out of or relate to any untruthful or inaccurate representation made by Advisers in this Agreement or any breach by Advisers of any warranty or any failure to perform or comply with any of its obligations, covenants conditions or agreements set forth in this Agreement.

     13.4 As used in this section 13, the word "claim" shall mean any and all liabilities, obligations, losses, damages, deficiencies, demands, claims, penalties, assessments, judgments, actions, proceedings and suits of whatever kind and nature and all costs and expenses (including, without limitation, reasonable attorney's fees and expenses and cost of settlement ).

     13.5 Laidlaw will indemnify and hold harmless Portfolio, Vintage and their respective trustees, officers and shareholders against any and all claims with respect to any actions, inactions, activities or any other matters occurring prior to the Closing which in any way relate to LCF.

     13.6 Promptly after receipt by any party (the "Indemnified Party") of notice of any claim by a third party which may give rise to indemnification hereunder, the Indemnified Party shall notify the party against whom a Claim for indemnification may be made hereunder (the "Indemnifying Party"), in reasonable detail of the nature and amount of the claim. The Indemnifying Party shall be entitled to assume, at its sole cost and expense (unless it is subsequently determined that the Indemnifying Party did not have the obligation to indemnify the Indemnified party under such circumstances), in which case the Indemnified party shall bear all costs and expenses relating to such claim and shall reimburse the Indemnifying Party for any such costs and expenses, and shall have sole control of the defense and settlement of such action or claim; provided, however, that:

          . . .(a) the Indemnified Party shall be entitled to participate in the defense of such claim and, in connection therewith, to employ counsel at its own expense; and

          . . .(b) Without the prior written consent of the Indemnified Party which shall not be unreasonably withheld, the Indemnifying Party shall not consent to the entry of any judgment or enter into any settlement that requires any action other than the payment of money.

     In the event the Indemnifying Party elects to assume control of the defense of any action in accordance with the foregoing provisions, (i) the Indemnifying Party shall not be liable to Indemnified Party for any legal fees, costs and expenses incurred by the Indemnified Party in connection with the defense thereof arising after the date the Indemnifying Party elects to assume control of such defenses and (ii) the Indemnified Party shall fully cooperate with the Indemnifying Party in such defense. If the Indemnifying Party does not assume control of the defense of such claim in accordance with the foregoing provisions (except when it is subsequently determined that the Indemnifying Party did not have the obligation to indemnify), the Indemnified Party shall have the right to defend such claim, in which case the Indemnifying Party shall pay all reasonable costs and expenses of such defenses plus interest on the cost of defense from the date paid at a rate equal to the prime rate of interest as in effect from time to time at Citibank, N.A.. The Indemnified Party shall conduct such defense in good faith and shall have the right to settle the matter with the prior written consent of the Indemnifying Party which shall not be unreasonably withheld.

14.  Notices.

     Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy, certified mail or overnight express courier addressed to Portfolio and LCF as follows:

If to Portfolio,
Advisers or Vintage:. . . . . . . .If to LCF or Laidlaw:

Vintage Advisers, Inc.. .     . . .Laidlaw Holdings Asset
429 North Pennsylvania Street . . .Management, Inc.
Indianapolis, Indiana 46204 . . . .100 Park Avenue. . .
Attention:  Timothy L. Ashburn. . .New York, N.Y. 10017
                                   Attention:  Chuck Provini

with a copy to: . . . . . . . . . .with a copy to:

Donald S. Mendelsohn, Esquire . . .Joseph V. DelRaso, Esquire
Brown, Cummins & Brown Co., L.P.A..Stradley, Ronon, Stevens & Young 3500 Carew Tower, 441 Vine Street .2600 One Commerce Square
Cincinnati, Ohio  45202 . . . . . .Philadelphia, Pa.  19103

15.  Headings: Counterparts: Governing Law: Assignment,
     Limitation of Liability.

     15.1 The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

     15.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

     15.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Indiana.

     15.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, entity, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement, except that, the persons designated in paragraphs 13.1, 13.2, 13.3, 13.4 and 13.5 hereof shall be entitled to the benefits and may enforce the provisions of section 13 hereof.

     15.5 The agreements, covenants, representations, warranties, obligations and liabilities of Portfolio hereunder are solely those of Portfolio and Vintage, acting on behalf of Portfolio. None of the shareholders, nominees, officers, trustees, agents or employees of Portfolio or Vintage shall be personally bound by or liable under this Agreement nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. The execution and delivery of this Agreement by Portfolio and Vintage have been authorized by the trustees of Vintage under the Declaration of Trust of Vintage and signed by authorized officers of Vintage acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed have been made by them individually or to impose any liability on any of them personally. Any obligations or claim relating to the assets of Portfolio shall not be satisfied by assets of any class of shares of Vintage other than Portfolio.

     15.6 The obligations and liabilities of LCF hereunder are solely those of LCF. None of the shareholders, nominees, officers, trustees, agents or employees of LCF shall be personally bound by or liable under this Agreement nor shall resort be had to their private property for the satisfaction of any obligation or claim hereunder. The execution and delivery of this Agreement have been authorized by the trustees of LCF under the Declaration of Trust of LCF and signed by authorized officers of LCF acting as such, and neither such authorization by such trustees nor such execution and delivery by such officers shall be deemed have been made by them individually or to impose any liability on any of them personally. Any obligations or claim relating to the assets of LCF shall not be satisfied by assets of any portfolio of LCF other than that of LCF.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by its duly authorized officers as of the date first written above.


              . . . . . . . . . . THE VINTAGE FUNDS, acting on behalf of
THE LAIDLAW COVENANT FUND . . . . .FIDUCIARY VALUE FUND

By: /s/ C. R. Provini              By: /s/ Timothy L. Ashburn



LAIDLAW HOLDINGS ASSET. . . . . . .VINTAGE ADVISERS,INC.
MANAGEMENT, INC.

By: /s/ C. R. Provini       . . . .By: /s/ Timothy L. Ashburn



          . . . . . . . . . . . . .UNIFIED ADVISERS, INC. (for
                                   purposes of Schedule 5.2 only)

          . . . . . . . . . . . . .By: /s/ Timothy L. Ashburn

                           SCHEDULE 1.3 (d)


          None

                             SCHEDULE 4.9

     Advisers, the Sub-Adviser and Laidlaw shall enter into a consulting agreement, terminable on at least 60 days' prior written notice by any party, pursuant to which Laidlaw shall provide the Sub-Adviser with a list of 200 "socially conscious" companies (the "List") for purposes of possible investment on behalf of Portfolio. Laidlaw shall update the List at least on a quarterly basis, and more frequently if necessary to eliminate companies which no longer qualify as "socially conscious". For this purpose, "socially conscious" companies shall be chosen by Laidlaw from the 1,000 largest U.S. corporations on the basis of their responsible behavior, after consideration of such issues as customer, community, employee, competitor, supplier and shareholder relations, environmental and social issues. The Sub-Adviser shall not be obligated to select any securities for Portfolio from the List and, subject to the supervision of Advisers, shall perform all investment advisory services to Portfolio. Laidlaw shall not provide investment advisory services to Portfolio. For its consulting services with respect to the List, Laidlaw shall be paid by Advisers a fee on a quarterly basis equal to 18 basis points (.18%) of the average daily net assets of Portfolio.

                                   PROXY

                         THE LAIDLAW COVENANT FUND
      Special Meeting of Shareholders - December 18, 1996 at 4:00 p.m.
                               100 Park Avenue
                              New York, NY 10017


The undersigned hereby appoints as proxies John M. Downey and Robert J. Ricca and each of them (with power of substitution) to vote for the undersigned all shares of beneficial interest in The Laidlaw Covenant Fund owned by the u ndersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The shares represented by this proxy will be voted as instructed. Unless indicated to the contrary, this proxy shall be deemed to indicate authority to vote "FOR" all proposals. This proxy is solicited on behalf of the Board of Trustees of The Laidlaw Covenant Fund.

                          YOUR VOTE IS IMPORTANT

PLEASE DATE AND SIGN THIS PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE TO UNIVIED ADVISERS, INC., 429 N. PENNSYLVANIA STREET, INDIANAPOLIS, INDIANA 46204.

This proxy will not be voted unless it is dated and signed exactly as instructed below.


Please indicate your vote by an "X" in the appropriate box below. The board of trustees recommends a vote "FOR".


1. Approval of an Agreement and Plan of Reorganization under which Fiduciary Value Fund, a series of The Vintage Funds, would acquire the assets of The Laidlaw Covenant Fund in exchange solely for shares of beneficial interest in Fiduciary Value Fund and the assumption by Fiduciary Value Fund of The Laidlaw Covenant Fund's liabilities, followed by the distribution of those shares to the shareholders of The Laidlaw Covenant Fund and the termination of that Fund.

     FOR _______         AGAINST _______          ABSTAIN _______


Sign exactly as name appears hereon.


____________________________________
       signature


____________________________________     Date ________________, 1996
       signature

If the shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner".